Filed Pursuant to Section 497(e)
PROSPECTUS
100,000,000 Shares
Access Capital Strategies Community Investment Fund, Inc.
Common Stock

     Access Capital Strategies Community Investment Company, Inc. (the “Fund” or “Registrant”) is a non-diversified, continuously offered closed-end management investment company incorporated in Maryland on May 14, 1997. Since its inception, the Fund has elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and has registered as a continuously offered, closed-end interval fund under the 1940 Act. As an interval fund, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares.
     Access Capital Strategies LLC (“Access” or the “Manager”) serves as Manager of the Fund. Voyageur Asset Management Inc. (“Voyageur” or the “Sub-Manager”) currently serves as Sub-Manager of the Fund. Access and Voyageur are registered as investment advisers under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”). See “Manager and Management Arrangements.”
     The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job creating activities in areas of the United States designated by Fund investors.
     All Fund investments will (i) have a rating in the highest category assigned by a nationally recognized statistical rating organization (“NRSRO”) (e.g., at least “Aaa” from Moody’s Investors Services, Inc. or “AAA” from Standard & Poor’s); (ii) be deemed by the Manager or Sub-Manager to be of comparable quality to securities so rated even though such securities are unrated; (iii) be credit enhanced by one or more entities with a highest rating; or (iv) be issued or guaranteed by the U.S. government, government agencies, or government sponsored enterprises (“GSE”). Management expects that all investments made by the Fund will be considered eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”). The Fund may use leverage by borrowing money from and issuing debt securities to banks, insurance companies, and other lenders to obtain additional funds to make investments.
     Currently, there is no secondary market for the Fund’s common stock. To provide liquidity, the Fund generally intends to make quarterly repurchase offers to its shareholders for its shares. In a quarterly repurchase offer, shareholders will be permitted to tender shares for repurchase by the Fund in keeping with the requirements of Rule 23c-3 under the 1940 Act. The price that shareholders will receive on a repurchase will be based on the per share net asset value (“NAV”) determined as of a specified (and disclosed) date. The Board will determine the percentage of the Fund’s outstanding Shares that may be tendered by shareholders for redemption (“Redemption Amount”). The Redemption Amount may not be greater than 25% nor less than 5% of the Fund’s outstanding Shares.

In the event that too many Shares are tendered by shareholders, the Fund will repurchase Shares on a pro rata basis based on the number of Shares tendered. The first deadline for tendering Shares pursuant to the periodic repurchase program was established by the Board as August 3, 1998. Each repurchase request deadline under the periodic repurchase program will occur once every three months. Each investor will receive advance notice of each repurchase request deadline and other terms of the periodic repurchase offer as prescribed by Rule 23c-3. It is not anticipated that there will be any discount or premium associated with the Shares because there will be no secondary market and there will be regular quarterly repurchases at NAV. See “Quarterly Repurchases of Fund Shares” below.
     There can be no assurance that the Fund will achieve its investment objective. Investing in the Fund’s common stock may be speculative and involves certain risks and should not constitute a complete investment program. Risks are described in the “Risk Factors” section of this prospectus. The Fund’s principal office is located at 419 Boylston Street, Boston, Massachusetts 02116. The Fund’s website is at www.CommunityInvestmentFund.com.

			Proceeds to
		Sales	Registrant or
	Price to Public	Load (1)	Other Persons

Total Minimum	$25,000	$125	$24,875
Total Maximum	$953,000,000	None	$953,000,000

(1)	See “The Offering.” For investments of $25,000 to $499,999, the front-end sales charge is 1/2%. For investments of $500,000 to $999,999, the front-end sales charge is 1/4%. For investments over $1,000,000, there is no front-end sales charge. The estimated offering expenses are $320,000.
     Shares of the Fund are offered subject to a $25,000 minimum investment amount. There are no arrangements to place the funds received in an escrow, trust, or similar arrangement.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The shares will be ready for delivery on or about January 2, 2007.
The date of this prospectus is December 29, 2006.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Information required in the Fund’s Statement of Additional Information is found in this prospectus.

     Information about the Fund can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission” or “SEC”) Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.
     We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. The Fund will update this prospectus for material changes.

i

PROSPECTUS SUMMARY
     The following is a summary of certain information contained in this prospectus and is qualified in its entirety by the more detailed information contained elsewhere herein. Each prospective investor is urged to read this prospectus in its entirety.
The Fund
     Access Capital Strategies Community Investment Fund, Inc. (the “Fund”), a Maryland corporation organized on May 14, 1997, is a non-diversified, continuously offered closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).
The Offering
     The Fund is offering up to 100,000,000 of its shares of common stock, $.0000001 par value (“Shares”), at the net asset value (“NAV”). Shares of the Fund are offered subject to a $25,000 minimum investment amount. Shares of common stock of the Fund are offered on a best efforts basis at a price equal to the next determined NAV plus a front-end sales load as set forth below:

Purchase Amount	Front-End Sales Charge
$25,000 - $499,999	1/2%
$500,000 - $999,999	1/4%
$1,000,000 and greater	0%
The front-end sales load will be deducted from the public offering price. All Shares purchased prior to the effective date were subject to different terms and conditions in accordance with the terms in effect when the investors acquired the Shares. As of December 28, 2006, the NAV per share was $9.53. Shares may be purchased directly from UMB Distribution Services, LLC (“UMB” or the “Distributor”) or from certain other selected securities dealers or financial intermediaries that have agreements with the Distributor.
     At the time of Share purchase, investors may designate their capital to be invested in particular areas of the United States as their preferred geographic focus or Designated Target Region (DTR). Investors may accomplish this by completing the DTR Selection Form on page 4 of the new account application. Regulated financial institutions make a Designated Target Region election for their investment for purposes of seeking CRA credit. Others may do so to target their investments to their community or jurisdiction. Investors who purchase under $500,000 are not eligible to elect a Designated Target Region. Investors who purchase between $500,000 and $999,999 may elect to allocate their investment to a Designated Target Region at a single state or multiple state level. Investors who purchase over $1 million may elect to allocate their investment to a Designated Target Region in a single or multiple state, Metropolitan Statistical Area, county, or city. Investors who do not select a Designated Target Region will be assigned to any geography within the United States.

     Each investor will be a shareholder of the Fund, not just of the investments in its Designated Target Region(s). The financial returns on an investor’s investment will be determined by its proportionate share of the total assets in the Fund’s blended, geographically diverse portfolio, not just by the performance of the assets in the Designated Target Region(s) selected by the investor.
     The Fund intends to apply the net proceeds of this offering to enter into investments, including private placement transactions, in Designated Target Regions in furtherance of its investment objective and policies. Access Capital Strategies LLC (“Access” or the “Manager”) will use its best efforts to accommodate each investor’s Designated Target Region. If, after six months, the Manager is not able to invest a investor’s capital in its Designated Target Region, the investor will have the option to maintain its initial Designated Target Region selection, redefine its Designated Target Region, or redeem its securities at the next quarterly repurchase offer. The Fund will be permitted to sell its Shares at any time.
     The Fund has not issued senior securities representing debt or preferred stock and does not intend to do so during the next two fiscal years ending May 31, 2007 and May 31, 2008. If the Fund decides to issue debt in the future, the asset coverage of such shares will be 300% as required by Section 18 of the 1940 Act, and the Board and the Fund’s shareholders will approve such issuance. If the Fund decides to issue preferred stock, the asset coverage of such shares will be 200% as required by Section 18 of the 1940 Act, and the Board and the Fund’s shareholders will approve such issuance.
Investment Objective and Policies
     The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. There can be no assurance that the Fund will achieve its investment objective.
     The Fund will invest primarily in debt securities, including debt and debt instruments, that include government guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, taxable municipal securities, and other instruments supporting affordable housing and economic development, and serving low and moderate income individuals and communities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”), as well as Federal Housing Administration (“FHA”) project loans.
     Fund investments will carry a credit rating in the highest category assigned by a nationally recognized statistical rating organization (“NRSRO”), be deemed to be of equivalent quality by Fund management, or carry credit enhancement from a credit enhancer rated in the highest category assigned by an NRSRO, or be issued or guaranteed by the U.S. government, government agencies, or a government sponsored enterprise (“GSE”). The Fund expects that all investments made by the Fund will be considered eligible for regulatory credit under the CRA. There is no guarantee, however, that an investor will receive CRA credit for its investment in the Fund.

     The CRA requires the four federal bank supervisory agencies, the Federal Reserve Board (“FRB”), the Office of the Comptroller of the Currency (“OCC”), the Federal Deposit Insurance Corporation (“FDIC”), and the Office of Thrift Supervision (“OTS”), to encourage the institutions they regulate to help meet the credit needs of their local communities, including low- and middle-income neighborhoods. In determining whether a particular investment qualifies for CRA credit, the Advisor will assess whether the investment has as its primary purpose community development.
     Since its inception, the Fund has met the requirements, including diversification requirements, for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (“Code”). The Fund is classified, however, as a “non-diversified” investment company under the 1940 Act. There is no assurance that the Fund will continue to meet the requirements to qualify as a RIC. See “Federal Income Taxation.”
Risk Factors
     Set forth below is a summary of the main risks of investing in the Fund. For a more detailed description of the main risks as well as certain other risks associated with investing in the Fund, see “Risk Factors.”
     The Shares offered hereby involve risks, including, but not limited to, the following: limited transferability of Shares due to no current secondary market for the Fund’s shares; the illiquidity of the Fund’s portfolio investments; the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities (“MBSs”) which subjects the Fund to greater risks than if the Fund were diversified; competition for CRA investments which may require payment of premiums on certain investments; interest rate risk; credit risk; risks relating to regulation, including the risks of changes to CRA regulations or of the inability of the Fund to obtain CRA credit for certain potential investments; risks relating to tax requirements to obtain and maintain RIC status for the Fund under the Code; potential conflicts of interest; and use of derivatives. In addition, because there will be no secondary market for the Shares, an investment in the Fund is suitable only for investors who understand the limitations placed upon their investment and have carefully reviewed this prospectus. Further, the quarterly repurchases of shares, described more fully in “Quarterly Repurchases of Fund Shares” below, could require the Fund to redeem certain investments in order to meet repurchase obligations and thus could harm the Fund’s performance. For more information about the risks associated with investing in the Fund see “Risk Factors,” “Conflicts of Interest,” and “Federal Income Taxation.”
     Investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The Fund may be particularly appropriate for banks and other financial institutions that are subject to the CRA; institutional investors, such as pension plans, that find the Fund meets their asset management needs; and socially responsible investors who desire to help investment in communities. The value of the Fund’s investments varies, reflecting changes in market conditions, interest rates, and other political and economic factors. There is no assurance that the Fund can achieve its investment objective, since all investments are subject to market risk. There also can be no assurance that either the Fund’s investments or shares of the Fund will receive CRA credit.

Use of Leverage by the Fund
     The Fund may borrow money from and issue debt securities to banks, insurance companies, and other lenders to obtain additional funds to make investments. The Fund’s Board of Directors monitors the use of leverage. The Fund may also borrow by entering into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund) and may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The range of leverage from 1998 through 2006 has been between 0% and 25%.
     The use of leverage increases investment risk. Lenders are expected to require that the Fund pledge portfolio assets as collateral for loans. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. Lenders are also expected to require that the Fund agree to loan covenants limiting the Fund’s ability to incur additional debt or otherwise limiting the Fund’s flexibility, and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. Under the 1940 Act, if the Fund borrows money, provision must be made to prohibit the declaration of any dividend or other distribution on the Shares (other than a dividend payable in Shares), or the repurchase by the Fund of Shares, if after payment of such dividend or repurchase of Shares the value of the Fund’s total assets, less all liabilities not represented by the borrowings and any other liabilities constituting “senior securities” under the 1940 Act, is less than 200% of the aggregate amount of such borrowings and senior securities. Stated another way, the Fund may not borrow for investment purposes more than 1/3 of its total assets, including the amount borrowed. If the Fund is unable to pay dividends or distributions in the amounts required under the Code, it might not be able to qualify for treatment as a RIC or, if qualified, to continue to qualify for such treatment. See “Risk Factors.”
Borrowings by the Fund
     Even though the Fund may borrow money in amounts up to 1/3 of the value of its total assets, it is the Fund’s policy to only borrow money in amounts up to 25% of the Fund’s value, including the amount borrowed. Typically the Fund borrows to satisfy repurchase offers, if necessary, but it also is authorized to borrow to finance additional investments. The Fund will borrow to finance additional investments only when the Manager believes that the potential return on such additional investments will exceed the costs incurred in connection with the borrowing. A decision by the Manager to cause the Fund to borrow additional funds will increase the amount of the Management Fee. See “Conflicts of Interest” below.
Manager
     Access serves as Manager of the Fund and has done so since the Fund’s inception in 1998. Voyageur Asset Management Inc. (“Voyageur” or the “Sub-Manager”) serves as Sub-Manager of the Fund and has done so since October 2, 2006. Prior to Voyageur, Merrill Lynch Investment Managers, L.P. (“MLIM”) served as the Fund’s Sub-Manager since 2001.

Access and Voyageur are registered as investment advisers under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”). See “Manager and Management Arrangements.”
Investment Management Fees
     The Manager receives from the Fund an annual management fee, paid monthly, at an annual rate of fifty basis points (0.50%) of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowings (“Management Fee”). The use of leverage, which has ranged from 0% to 25% of total assets, will increase the amount of the Management Fee because the management fee is charged on all assets purchased with borrowed monies, including borrowings, if any, to make Fund shareholder repurchases. As of May 31, 2006, the impact of leverage is expected to raise the fee to approximately fifty-seven basis points (0.57%). Thus, the use of leverage benefits the Manager. The Manager expects the cost of leverage will be offset by the increased return generated by the use of leverage. The Fund’s Board of Directors monitors the Fund’s use of leverage. The Sub-Manager receives from the Manager an annual sub-management fee, paid monthly, at an annual rate of fifteen basis points (0.15%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (“Sub-Management Fee”). See “Fees and Other Expenses” for a detailed description of all account and Fund fees and expenses.
Dividends and Distributions
     The Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, if any, as determined for income tax purposes. Applicable law, including provisions of the 1940 Act, may limit the amount of dividends and other distributions payable by the Fund. Income dividends will generally be paid monthly. Substantially all of the Fund’s excess of net long-term capital gain over net short-term capital loss (“Net Capital Gain”) and the excess of net short-term capital gain over net long-term capital loss, if any, will be distributed annually.
Automatic Dividend Reinvestment Plan
     The Fund has a Dividend Reinvestment Program, pursuant to which a shareholder may elect to have all dividend and capital gains distributions reinvested automatically in full and fractional shares of the Fund at the NAV per share determined on the date of such dividend or distribution. The Manager will use its best efforts to reinvest dividends in eligible investments within each investor’s Designated Target Region. Stockholders whose Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm whether the broker or nominee will permit them to participate in the automatic dividend reinvestment plan.
Transferability of Shares
     Currently, there is no secondary market for the Fund’s Shares. The Fund has no plans to apply to list its shares on any national securities exchange. See “The Offering,” “Transferability of Shares,” and “Interval Fund.” The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares. See “Quarterly Repurchases of Fund Shares” for more information about the interval fund structure. See “Limited Transferability of Shares” subsection under “Risk Factors” below.

Federal Income Taxation
     Tax legislation has reduced the rate of taxation for individuals on qualified dividend income to a lower rate that is also applicable to long term capital gains. Dividends designated by the Fund as qualifying dividend income and long-term capital gains will be eligible for taxation at the reduced rate. The Fund’s distributions derived from short-term capital gains and from interest income on debt securities and certain types of preferred securities that are treated as debt for federal income tax purposes, however, generally will not be eligible for this reduced tax rate. Dividends made by real estate investment trusts (“REITs”) generally will not be eligible for this reduced tax rate. No assurance can be given as to what portion of the Fund’s distributions will be eligible for this lower tax rate. See “Federal Income Taxation.”
     To be eligible for the tax treatment accorded RICs, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and any excess of net short-term capital gain over net long-term capital losses) (“Distribution Requirement”) and must meet several additional requirements. Among the requirements are the following: (i) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in securities (“Income Requirement”); (ii) the Fund must diversify its assets so that, at the close of each quarter of the Fund’s taxable year, (a) not more than 25% of the value of its total assets is invested in the securities of a single issuer or in the securities of two or more issuers that the Fund controls under a 20% test and that are engaged in the same or similar trades or businesses or related trades or businesses and (b) at least 50% of the value of its total assets is represented by cash, cash items, government securities, securities of other RICs and other securities (with each investment in such other securities limited so that not more than 5% of the market value of the Fund’s total assets is invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer) (“Diversification Requirement”); and (iii) the Fund must file an election to be treated as a RIC.

FEE TABLE

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	0.50%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Repurchase Fee (as a percentage of repurchase proceeds)(a)	None

Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees(b)	0.57%
Interest Expense(c)	0.59%
Other Expenses(c)(d)	0.24%

Total Annual Expenses(c)(d)	1.40%

EXAMPLE 1

	1 Year	3 Years(e)	5 Years(e)	10 Years(e)
An investor would pay the following expenses on a $1,000 investment (including the sales load of $5) assuming (1) total annual expenses of 1.40%, (2) a 5% annual return throughout the periods and (3) tender at the end of the period	$19	$47	$78	$164
An investor would pay the following expenses on a $1,000 investment assuming no tender at the end of the period	$19	$47	$78	$164
EXAMPLE 2

	1 Year	3 Years(e)	5 Years(e)	10 Years(e)
An investor would pay the following expenses on a $1,000,000 investment (a) (including the sales load of $5,000) assuming (1) total annual expenses of 1.40%, (2) a 5% annual return throughout the periods and (3) tender at the end of the period	$19,181	$47,405	$77,745	$163,920
An investor would pay the following expenses on a $1,000,000 investment assuming no tender at the end of the period	$19,181	$47,405	$77,745	$163,920

(a)	As contemplated by Rule 23c-3(b)(1), the Fund may deduct from the repurchase proceeds a repurchase fee of up to 2.00% of the value of the shares that are repurchased, that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. To date, no repurchase fee has been charged during the Fund’s operating history and the Fund does not intend to charge a repurchase fee. If the Fund later determines to charge a repurchase fee, it must first obtain Board approval.

(b)	The Fund pays the Manager an advisory fee at the annual rate of .50% of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. As of May 31, 2006, the use of leverage brings this figure to 0.57% of the Fund’s average monthly gross assets less accrued liabilities, including indebtedness for borrowing. See “Fees and Other Expenses.”

(c)	Assumes leverage by borrowing in an amount equal to approximately 13% of the Fund’s total assets (including the amount obtained from leverage), or approximately 14% of the Fund’s common stock equity, at an average interest rate of approximately 4.12%. Even though the Fund may borrow money in amounts up to 1/3 of the value of its total assets, it is the Fund’s policy to only borrow money in amounts up to 25% of its value, including the amount borrowed. If the Fund does not use leverage, as a percentage of net assets attributable to common stock, the annual Management Fee (as defined in “Fees and Other Expenses” below) will be 0.50% and the Expense Cap (as defined in “Fees and Other Expenses” below), which does not include interest expense and management fee, will be 0.25%. As of May 31, 2006, actual expenses, including estimated offering expenses of approximately $320,000, are running below the Expense Cap at approximately 0.24%, of which 0.08% are attributable to the estimated offering expenses, and, therefore, the Total Annual Expenses would be approximately 0.74%. See “Risk Factors — Leverage” and “Investment Objectives and Policies — Leverage.”

(d)	Other Expenses, and therefore Total Annual Expenses, include estimated expenses of approximately $320,000 to convert the Fund from a business development company to a continuously offered closed-end fund. Excluding this non-recurring expense, Other Expenses are 0.16% and Total Annual Expenses are 1.32%, including the estimated interest expense of 0.59% as a result of the use of leverage.

(e)	These expenses do not include non-recurring estimated offering expenses of approximately $320,000.
     The Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under “Fees and Other Expenses” are based on amounts through the end of the Fund’s and the Trust’s current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilizes a 5.00% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples.

FINANCIAL HIGHLIGHTS
     The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Set forth in the table below is the financial information for the Fund for the period June 23, 1998 (commencement of operations) to May 31, 1999, and the years ended May 31, 2000 to May 31, 2006. From its inception until May 30, 2006, the Fund elected status as a business development company, and filed its financial reports on Forms 10-Q and 10-K. The financial information in the table below has been audited by Deloitte & Touche llp, the Fund’s Independent Registered Public Accounting Firm, whose report for the fiscal year ended May 31, 2006, along with the financial statements of the Fund, is included in the Fund’s 2006 Annual Report, which is incorporated by reference herein. Further information about the performance of the Fund is contained in the Fund’s annual and semi-annual reports, copies of which may be obtained without charge, by writing the Fund at the address on the inside back cover of this Prospectus or by calling 1-(617) 236-7274.

	For the Year Ended May 31,
								Period June 23,
								1998+ to May 31,
	2006	2005	2004	2003	2002+++	2001+++	2000+++	1999+++
Per Share Operating Performance:
Net asset value, beginning of period	$9.82	$9.62	$10.21	$10.19	$9.97	$9.50	$9.93	$10.00

Investment income — net	0.45 ***	0.48 ***	0.54 ***	0.62 ***	0.64	0.63	0.58	0.48
Realized and unrealized gain (loss) — net	(0.53)	0.20	(0.59)	0.12	0.22	0.50	(0.42)	(0.16)

Total from investment operations	(0.08)	0.68	(0.05)	0.74	0.86	1.13	0.16	0.32

Less dividends from investment income — net	(0.45)	(0.48)	(0.54)	(0.72)	(0.64)	(0.66)	(0.59)	(0.39)

Net asset value, end of period	$9.29	$9.82	$9.62	$10.21	$10.19	$9.97	$9.50	$9.93

Total Investment Return:**
Based on net asset value per share	(0.83)%	7.14%	(0.56)%	7.46%	8.88%	12.12%	1.69%	3.17	%#

Ratios to Average Net Assets:++
Expenses, net of reimbursement and excluding interest expense and investment structuring fees°	0.74%	0.85%	0.87%	0.68%	0.64%	0.58%	0.58%	0.58	%*

Expenses, excluding interest expense	0.73%	0.74%	0.78%	0.75%	0.77%	0.58%	0.58%	0.58	%*

Expenses	1.32%	1.13%	1.04%	1.04%	1.06%	1.23%	0.82%	0.58	%*

Investment income — net	4.72%	4.87%	5.43%	6.08%	6.41%	6.63%	6.54%	5.03	%*

Ratios to Average Net Assets, Plus Average Borrowings:++##
Expenses, net of reimbursement and excluding interest expense and investment structuring fees°	0.65%	0.72%	0.71%	0.57%	0.58%	—	—	—

Expenses, excluding interest expense	0.64%	0.63%	0.64%	0.64%	0.68%	—	—	—

Expenses	1.16%	0.96%	0.85%	0.88%	0.94%	—	—	—

Investment income — net	4.13%	4.13%	4.44%	5.14%	5.73%	—	—	—

Supplemental Data:
Net assets, end of period (in thousands)	$449,324	$388,299	$346,567	$247,034	$184,884	$122,188	$49,877	$25,443

Portfolio turnover	21%	33%	46%	42%	20%	25%	57%	29%

*	Annualized.

**	Total investment returns exclude the effects of sales charges.

***	Based on average shares outstanding.

+	Commencement of operations.

++	Effective June 1, 2003, the 6 basis point (0.06%) and 2 basis point (0.02%) expense reimbursement caps described below were replaced with and superseded by a 25 basis point (0.25%) expense reimbursement cap through the approval of a change to the management agreement by the Fund’s Board of Directors and Fund Shareholders. If for any month the amount of operating expenses paid by the Fund (exclusive of management fees and interest expense) in a given fiscal year exceeds 25 basis points (0.25%) of the Fund’s monthly net assets (the “Expense Cap”), the Manager will pay to the Fund the amount of such excess. If for any month the amount of operating expenses paid by the Fund (exclusive of management fees and interest expense) in a given fiscal year is less than the Expense Cap, the Fund will pay to the Manager, as reimbursement for previously paid operating expenses, the difference between the amount of operating expenses actually paid by the Fund for such month and the Expense Cap to the extent the Manager has not been fully reimbursed for any operating expenses previously paid by the Manager. There is no time-limitation on reimbursements under the expense cap, provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year. In the event the Fund were to cease operations or liquidate, the Fund will not be obligated to reimburse the Manager for previously paid operating expenses. Prior to that time, the Fund’s operating expenses were being recorded by the Fund and the Fund was being reimbursed by Access for operating expenses in excess of 6 basis points (0.06%). Prior to June 1, 2003, the expense reimbursement cap was 6 basis points (0.06%). During the fiscal year ended May 31, 2003, the Fund also continued to be charged 2 basis points (0.02%) of the Fund’s total assets, including assets purchased with borrowed funds, to reimburse Access for unreimbursed expenses relating to the Fund paid by Access prior to March 2001. For more information on the expense reimbursement cap, please see the management agreement filed as an exhibit under Part C of this registration statement.

+++	Per share operating performance figures have been adjusted, where appropriate, to reflect a 10,000 for 1 stock split that occurred on July 9, 2001.

#	Aggregate total investment return.

##	This ratio is calculated based upon the average net assets plus average borrowings.

°	For certain issues purchased by the Fund, the issuer may pay a 100 basis point (1%) structuring fee to the Fund. In the event that the Fund receives a structuring fee from an issuer, Access charges the Fund an investment structuring fee equal to 100 basis points (1%). From the Fund’s inception through May 30, 2006, Access has received $93,750 in structuring fees for a single transaction during the year ended May 31, 2005.

FEES AND OTHER EXPENSES
     Under the terms of the Fund’s management agreement, the Manager receives from the Fund an annual Management Fee, paid monthly, of fifty basis points (0.50%) of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. The management fee is charged on all assets purchased with borrowed monies, including borrowings, if any, to make Fund shareholder repurchases. For purposes of calculating the Management Fee, assets purchased with borrowed monies are included in the total that is subject to the Management Fee. The use of leverage will increase the amount of the Management Fee. As of May 31, 2006, the impact of leverage is estimated to raise the Management Fee to approximately fifty-seven basis points (0.57%). The managers have an incentive and it may be a benefit to use leverage so as to increase the amount of assets upon which they may charge a fee. The Sub-Manager currently receives from the Manager out of the Management Fee an annual Sub-Management Fee, paid monthly, of fifteen basis points (0.15%) of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowings.
     Under the terms of the Fund’s management agreement, the Fund also pays up to 0.25% of its monthly average net assets (the “Expense Cap”) for its operating expenses, which does not include interest expenses and Management Fee, and the Manager is responsible for reimbursing the Fund for operating expenses in excess of the Expense Cap, as specified in the management agreement. In other words, if the amount of operating expenses paid by the Fund exceeds the Expense Cap, the Manager will pay to the Fund the amount of such excess. If the amount of operating expenses is less than the Expense Cap, the Fund will pay the actual amount of the operating expenses and, in addition, will pay to the Manager the difference between the amount of the operating expenses and the Expense Cap to the extent that the Manager has not previously been reimbursed for any Board-authorized operating expenses it had previously paid under the terms of the Management Agreement. The practical effect of the Expense Cap is to defer expenses and to level Fund expense variation. In addition, the Expense Cap assures investors that they will not be charged more than 0.25% for expenses in any period. There are no outstanding unreimbursed expenses as of the effective date.

RISK FACTORS
General
     An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Each prospective investor should consider carefully the risk factors attendant to the purchase of Shares, including without limitation those discussed below, and review the investment with its own legal, tax, and financial advisors. In addition, each prospective investor should understand that there is currently no secondary market for the Fund’s shares and an investor may only be able to dispose of Shares pursuant to the Fund’s quarterly repurchase of shares. See “Quarterly Repurchases of Fund Shares” and “Limited Transferability of Shares” subsection under “Risk Factors” below.
     Set forth below are the main risks of investing in the Fund.
     Reliance on Management. The Fund is dependent for the selection, structuring, closing, and monitoring of its investments on the diligence and skill of its Manager and Sub-Manager acting under the supervision of the Board of Directors (the “Board”). Ronald A. Homer and David F. Sand, the two senior officers of Access, are responsible for carrying out the duties of the Manager. There can be no assurance that Messrs. Sand and Homer will remain associated with Access or that, in the event they ceased to be associated with Access, Access would be able to find a qualified person or persons to fill their positions. Voyageur serves as Sub-Manager of the Fund and has done so since October 2, 2006. Prior to Voyageur, MLIM served as the Fund’s Sub-Manager since 2001. See “Manager and Management Arrangements.”
     Limited Transferability of Shares. The Fund has been organized to have the ability to make significant investments in illiquid debt securities. In addition, each prospective investor should understand that there is currently no secondary market for the Fund’s shares and an investor may only be able to dispose of Fund shares pursuant to the Fund’s quarterly repurchase of shares. The Shares are subject to quarterly repurchase offers as discussed in “Quarterly Repurchases of Fund Shares.” See “Transferability of Shares” subsection under “Risk Factors” below.
     The Shares purchased before the effective date were not registered under the 1933 Act or under the securities laws of the various states (except as necessary to claim a limited offering exemption) on the grounds that their issuance and sale were exempt from such registration requirements as not involving a public offering pursuant to Section 4(2) of the 1933 Act and applicable provisions of the securities laws of the various states. In accordance with this registration statement, these Shares are now being registered.
     No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the Shares may be made except by registration by the transfer agent on the Fund’s books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and to execute such other instruments or certifications as are reasonably required by the Fund.

     Closed-end investment companies that trade in the secondary market are subject to the risk that the NAV of the shares may be higher than the market price, commonly known as “trading at a discount”; on occasion closed-end fund shares may trade at a premium. Since the Fund’s Shares will not be listed on any exchange or traded in the secondary market and there will be regular quarterly repurchases at NAV, the Shares should not be subject to the risk of either premium or discount pricing.
     Community Reinvestment Act of 1977. The CRA requires the four federal bank supervisory agencies, the FRB, the OCC, the FDIC, and the OTS to encourage the institutions they regulate to help meet the credit needs of their local communities, including low- and moderate-income (“LMI”) neighborhoods. Each agency has promulgated rules for evaluating and rating an institution’s CRA performance which, as the following summary indicates, vary according to an institution’s asset size. An institution’s CRA performance can also be adversely affected by evidence of discriminatory credit practices regardless of its asset size.
     The predecessor of the Fund received an interpretative letter from the Federal Financial Institutions Examination Council (“FFIEC”) stating that it was considered eligible for regulatory credit under the CRA. Throughout the period that the Fund operated as a business development company, investments in the Fund were considered qualified investments under the CRA. The Fund expects that it will continue to be considered eligible as a registered investment company, but there is no guarantee that future changes to the CRA or future interpretations by the FFIEC will not affect the continuing eligibility of the Fund’s investments. So that the Fund itself may be considered a qualified investment, the Fund will seek to invest only in investments that meet the prevailing community investing standards put forth by U.S. regulatory agencies. There is no guarantee, however, that an investor will receive CRA credit for its investment in the Fund. For example, a state-banking regulator may not consider the Fund eligible for regulatory credit. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA requirements.
     CRA Qualified Investments. In most cases, “qualified investments,” as defined by the CRA, are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. For an institution to receive CRA credit with respect to the Fund’s shares, the Fund must hold CRA qualifying investments that relate to the institution’s assessment area.
     As defined in the CRA, qualified investments are any lawful investments, deposits, membership shares or grants that have as their primary purpose community development. The term “community development” is defined in the CRA as: (1) affordable housing (including multifamily rental housing) for low- to moderate-income individuals; (2) community services targeted to low- or moderate-income individuals; (3) activities that promote economic development by financing businesses or farms that meet the size eligibility standards of 13 C.F.R. §121.802(a)(2) and (3) or have gross annual revenues of $1 million or less; or (4) activities that revitalize or stabilize low-or moderate-income geographies, designated disaster areas; or distressed or underserved non-metropolitan middle-income geographies designated by the federal banking regulators.
     Investments are not typically designated as qualifying investments at the time of issuance by any governmental agency. Accordingly, the Advisor must evaluate whether each potential investment may be qualifying investments with respect to a specific shareholder.

The final determinations that securities are qualifying investments are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Advisor’s evaluation of securities as qualifying investments.
     Each investor will be a shareholder of the Fund, not just of the investments in its Designated Target Region(s). The financial returns on an investor’s investment will be determined by its proportionate share of the total assets in the Fund’s geographically diverse portfolio, not just by the performance of the assets in the Designated Target Region(s) selected by the investor.
     In determining whether a particular investment is qualified, the Advisor will assess whether the investment has as its primary purpose community development. The Advisor will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration’s Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; or (4) funds activities that revitalize or stabilize LMI areas. For institutions whose primary regulator is the FRB, OCC, or FDIC, the Advisor may also consider whether an investment revitalizes or stabilizes a designated disaster area or an area designated by those agencies as a distressed or underserved nonmetropolitan middle-income area.
     An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently LMI, or supports permanent job creation, retention, and/or improvement in LMI areas targeted for redevelopment by federal, state, local, or tribal governments. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Advisor maintains documentation, readily available to a financial institution or an examiner, supporting its determination that a security is a qualifying investment for CRA purposes.
     There may be a time lag between sale of the Fund’s shares and the Fund’s acquisition of a significant volume of investments in a particular geographic area. The length of time will depend upon the depth of the market for CRA qualified investments in the relevant areas. In some cases, the Advisor expects that CRA qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA qualified investments in a particular area. The Advisor believes that investments in the Fund during these time periods will be considered CRA qualified investments, provided the purpose of the Fund includes serving the investing institution’s assessment area(s) and the Fund is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the Fund continues to operate, it may dispose of securities that were acquired for CRA qualifying purposes, in which case the Advisor will normally attempt to acquire a replacement security that would be a qualifying investment.

     Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
     Your investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The Fund may be particularly appropriate for banks and other financial institutions that are subject to the CRA; institutional investors, such as pension plans, that find the Fund meets their asset management needs; and socially responsible investors who desire to channel their investments in ways that help communities. The value of the Fund’s investments will vary, reflecting changes in market conditions, interest rates and other political and economic factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. There also can be no assurance that either the Fund’s investments or shares of the Fund will receive Investment Test credit under the CRA.
     Credit Enhancement. Most investments purchased by the Fund will have one or more forms of credit enhancement. An investor in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue’s credit quality and appropriate pricing level. In the case of the Fund, these credit enhancers will include Fannie Mae, Freddie Mac, and Ginnie Mae, as well as FHA and other GSEs. The Fund may invest more than 25% of its assets into securities for which a single credit enhancer provides enhancement. There can be no assurance that one or more of the credit enhancers will not cease to exist or sustain substantial changes to their mandate, or that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment. See “Legislative and Regulatory Risks: Legislative and Administrative Changes” below. The Fund is not obligated to sell an investment that has experienced a credit downgrade. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
     Competition. There is no assurance that there will be a sufficient number of attractive potential investments available to the Fund. While the Fund believes it offers a unique investment vehicle at this time, in some instances, particularly with housing-related investments, it is possible that there will be competition from other investors seeking to invest in the same types of privately placed debt securities in the same Designated Target Regions. Such other investors may have greater resources than the Fund. Furthermore, the Fund’s need to comply with provisions of the 1940 Act and provisions of the Code pertaining to RICs might restrict the Fund’s flexibility as compared to that of its competitors. The need to compete for investment opportunities may make it necessary for the Fund to offer more attractive transaction terms than otherwise might be the case. See “Investment Program.”
     Leverage. As discussed elsewhere in this prospectus, the Fund may decide to borrow in order to obtain additional monies with which to make investments.

Although leverage can enhance return on invested capital, if the return on the investments purchased with borrowed funds fails to cover the fixed cost of the borrowings, or if the return is negative, the value of the Fund’s net assets will decline more rapidly than would be the case in the absence of leverage. For this reason, leverage is considered a speculative investment technique. The Fund expects to be asked to pledge portfolio assets as collateral for its borrowings. The Fund may pledge any of its portfolio assets as collateral up to 1/3 of the value of its total assets. Even though the Fund may borrow money in amounts up to 1/3 of the value of its total assets, the Fund has established a policy that limits the leverage amount to 25%. If the Fund is unable to service its borrowings, the Fund may risk the loss of the pledged assets. In addition, if the interest rates on floating or variable rate borrowings increase at a time when the Fund holds fixed-rate securities or the Fund holds variable rate securities whose interest rates do not increase as much as the rate on the Fund’s borrowings, the Fund’s income and yield will be adversely affected. See “Investment Objectives and Policies” below.
     In addition, lenders may require that the Fund agree to loan covenants that could restrict its investment flexibility in the future. The Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion. Under the 1940 Act, if the Fund borrows money in the form of debt, provision must be made to prohibit the declaration of any dividend or other distribution on the Shares (other than a dividend payable in Shares), or the repurchase by the Fund of Shares, if after payment of such dividend or repurchase of Shares the value of the Fund’s total assets, less all liabilities not represented by the borrowings and any other liabilities constituting “senior securities” under the 1940 Act, is less than 300% of the aggregate amount of such borrowings and senior securities. If the Fund is unable to pay dividends or distributions in the amounts required under the Code, it might not be able to qualify for treatment as a RIC or, if qualified, to continue to qualify for such treatment.
     Risks of Regulation. The Fund previously elected to be treated as a business development company (“BDC”) under the 1940 Act. Although BDCs are exempt from registration under the 1940 Act and relieved from compliance with many provisions of the 1940 Act, they are subject to greater restrictions on permitted types of investments than closed-end investment companies generally. The Fund has withdrawn its election to be treated as a BDC and now intends to operate as a continuously offered, closed-end interval investment company. As a continuously offered, closed-end interval investment company, the Fund has an obligation to comply with additional provisions of the 1940 Act, such as adopting fundamental policies under Section 8(b) of the 1940 Act. The requirement to abide by such fundamental policies established by the Fund carries certain risks.
Legislative and Regulatory Risks
     Legislative and Administrative Changes. As discussed throughout this prospectus, many aspects of the Fund’s investment objective are directly affected by the national and local legal and regulatory environments. Changes in laws, regulations, or the interpretation of regulations could all pose risks to the successful realization of the Fund’s investment objective.
     It is not known what changes, if any, may be made to the CRA in the future and what impact these changes could have on regulators or the various states that have their own versions of CRA. Changes in the CRA might affect Fund operations and might pose a risk to the successful realization of the Fund’s investment objective.

In particular, repeal of CRA would significantly reduce the attractiveness of Fund ownership for regulated investors. There is no guarantee that an investor will receive CRA credit for is investment in the Fund. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA obligations.
     Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
     An investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The Fund may be particularly appropriate for banks and other financial institutions that are subject to the CRA. The value of the Fund’s investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other political and economic factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. There also can be no assurance that either the Fund’s investments or shares of the Fund will receive investment test credit under the CRA.
     Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Under the 1940 Act, a “diversified” investment company is a management company that, with respect to at least 75% of the value of its total assets, is invested in cash and cash items, Government securities, securities of other investment companies, and securities of other issuers so long as the management company does not own an amount greater in value than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer. As a “non-diversified” investment company, the Fund is not required to meet these requirements. However, the Fund intends to qualify as a RIC under the Code and will, therefore, be subject to the diversification standards of Subchapter M of the Code. See “Federal Income Taxation.” Nevertheless, the Fund’s assets will be subject to a greater risk of loss than if it were more widely diversified.
     Tax Status. The Fund must meet a number of requirements, described under “Federal Income Taxation,” to qualify as a RIC and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting the Diversification Requirement for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter and thus attempt to meet the Diversification Requirement. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors. Furthermore, there can be no assurance that the Fund would be able to meet the Diversification Requirements through such actions. Failure to qualify as a RIC would subject the Fund’s distributed and undistributed income to federal income taxation and, in a year in which the Fund has taxable income or net realized gain, would have a significant adverse effect on the return to investors. See “Federal Income Taxation.”

Investment Risks
     Community Investing. The Fund will focus on community development investments as described in other sections of this document. See “Community Investments” subsection under “Investment Guidelines.” This investment specialization involves risks that include, but are not limited to, those outlined below.
     Credit Risks. Investments in debt securities involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. All debt securities purchased by the Fund will be of the highest credit quality or be deemed by the Manager or Sub-Manager to be of comparable quality to securities so rated or will have one or more forms of credit enhancement. An investor in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue’s credit quality and appropriate pricing level. There can be no assurance that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment.
     Prepayment Risk Due to Default on Underlying Loans within a Security. All Fund investments will (i) have a rating in the highest category assigned by a NRSRO; (ii) be deemed by the Manager and Sub-Manager to be of comparable quality to securities so rated; (iii) be credit enhanced by one or more entities with a highest rating; or (iv) be issued or guaranteed by the U.S. government, government agencies, or GSEs. If an underlying loan defaults on a Fund investment that has credit enhancement, funds received from the credit enhancer to meet the financial obligation will result in principal prepayment. Such an event may require the Manager to arrange for another investment as a replacement in the Fund portfolio. There can be no assurance that the Manager would be able to arrange an alternative investment with comparable returns and/or terms to the prepaid investment, or that the process of arranging such alternative investment would not add to the costs of managing the Fund.
     Coordinating the Development of Investments. Many of the fixed-income private placement debt securities purchased as Fund investments will be uniquely structured to achieve the financial and economic objectives of the Fund. The Manager will often play a significant role in the structuring of Fund investments. The development of such securities will often require the Manager to cooperate with a variety of organizations, including but not limited to financial institutions, foundations, state agencies, community groups, national credit enhancers, and other government entities. A lack of interest of other entities in developing investments could adversely affect the realization of the economic and financial objectives of the Fund.
     The success of developing credit enhancement for Fund investments will depend, in large part, on the availability of funds these organizations have for such activity and/or the amount of payment they expect to receive for their credit guarantees. A limited or dwindling supply of funds available for credit enhancement on Fund investments may adversely affect full realization of the Fund’s investment objective.

     Illiquidity of Portfolio Investments. The Fund complies with the minimum liquidity requirements of rule 23c-3(b)(10)(i) under the 1940 Act, which requires from the time the Fund sends a notification to shareholder of the Fund’s offer to repurchase its securities at NAV until the repurchase date, at least 100% of the repurchase offer amount shall consist of assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between Repurchase Request Deadline (defined below) and the repurchase payment deadline, or of assets that mature by the next repurchase payment deadline.
     The Fund anticipates that a significant amount of its portfolio investments may consist of privately placed debt securities that at the time of acquisition may be subject to restrictions on sale and for which no ready secondary market will exist. Restricted securities cannot be sold publicly without prior agreement with the issuer to register the securities under the 1933 Act, or by selling such securities under Rule 144A or other rules under the 1933 Act, which permit only limited sales under specified conditions. Furthermore, even if the private placement debt securities owned by the Fund become publicly traded, the Fund’s ability to sell such securities may be limited by the lack of or limited nature of a trading market for such securities.
     If the restricted securities held by the Fund are sold to the public, the Fund, under certain circumstances, may be deemed an “underwriter” or a controlling person with respect thereto for the purposes of the 1933 Act and be subject to liabilities as such under that Act. Any such securities sold to the public may be required to be registered, depending upon the nature of the security and the nature of the potential purchaser. Notwithstanding the foregoing, the Fund will seek to meet requirements of rule 23c-3(b)(10)(i) set forth above. See “Investment Program.”
     Private Placement Securities. Fund investments will include private placement debt securities. The Fund may often be the sole buyer of such securities designed for purchase by the Fund. There is no limit as to the percentage of the Fund’s portfolio that may be invested in such securities. An investor purchasing Shares must recognize that the securities purchased by the Fund may be, by definition, illiquid investments for which there is currently no secondary market. When making portfolio purchases, the Fund may pay a premium for the community benefits embedded in each transaction. When making sales of portfolio investments, the Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.
     Interest Rate Risk. The Fund generally will purchase debt securities with fixed interest rates. The market value of these investments will be directly affected by changes in prevailing interest rates. An increase in interest rates will generally reduce the value of the portfolio investments, and a decline in interest rates will generally increase the value of those investments. Longer term securities are generally more exposed to interest rate risk than shorter term securities. See “Investment Program.”
     Interest Rate Risk Associated with Mortgage Backed and Asset Backed Securities. The Fund will invest in Mortgage Backed and Asset Backed Securities (“MBSs” and “ABSs”). The value of MBSs and ABSs is based on the underlying pools of mortgages and assets that serve as the asset base for the securities. The value of MBSs and ABSs will be significantly influenced by changes in interest rates because mortgage and asset backed pool valuations fluctuate with interest rate changes. Specifically, when interest rates decline, many borrowers refinance existing loans, resulting in principal prepayments that lead to early payment of the securities. Early payment of an investment in MBSs or ABSs can result in a significantly lower return than the return expected at the time the securities were purchased.

In addition, a decline in interest rates that leads to prepayment of MBSs or ABSs may result in a reinvestment requirement at a time when the interest rate environment presents less attractive alternatives for the Manager to choose from to achieve the Fund’s investment objective.
     Repurchase Agreements. The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed time and price. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.
     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund) and the risk that the market value of the security sold by the Fund may decline below the repurchase price. Reverse repurchase agreements may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Such instruments will represent borrowings of the Fund.
     Repurchase Offers. In the event of the oversubscription of a repurchase offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund at NAV during that repurchase offer. In addition, there is a risk that, because of the potential for proration, some investors might tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares.
     There is the risk that the repurchase offers and related liquidity requirements might have an adverse effect on the Fund’s portfolio management and on the ability of the Fund to achieve its investment objectives, including the possibility that diminution in the size of the Fund could result from repurchases in the absence of sufficient new sales of the Fund’s shares, and that this may decrease the Fund’s investment opportunities.
     The share repurchase offers and related financing might have an effect on expense ratios and on portfolio turnover.
     If the repurchase payment deadline is more than seven days after the Repurchase Request Deadline, there is market risk that an investor may be subject as a result of the delay between the tender of shares and their pricing.
     Derivatives. The Fund may use derivative instruments, including futures, forwards, options, indexed securities, and inverse securities for hedging purposes only. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Manager and Sub-Manager will present and report on guidelines for use of derivatives to the Board. The Fund may use derivatives, such as 5-year and 10-year U.S. Treasury Notes Futures, to hedge.

     Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case losses on the holdings being hedged may not be offset by gains on the derivatives. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.
     Although there is no limit on the Fund’s derivatives or hedging investments, the Fund does not intend to use derivatives as primary investments of the Fund. The Fund believes the best hedging method is to use incremental futures, such as 5-year and 10-year U.S. Treasury Notes Futures. See “Derivatives” subsection under “Investment Guidelines.”
     Derivatives are volatile and involve significant risks, including:
Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligations to the Fund.
Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

THE FUND
     The Fund, a Maryland corporation organized on May 14, 1997, became a non-diversified, continuously offered closed-end management investment company on May 30, 2006. The Fund’s investment objective is to invest in geographically specific private placement debt securities located in portions of the United States designated by Fund investors. There can be no assurance that the Fund will achieve its investment objective.
     The Fund will invest primarily in debt securities specifically designed to support underlying community development activities targeted to low- and moderate-income individuals such as affordable housing, education, small business lending, and job creating activities in areas of the United States designated by Fund investors. Fund investments will carry a credit rating in the highest category assigned by an NRSRO, will be unrated securities determined by fund management to be of comparable quality, or will carry credit enhancement from a credit enhancer rated in the highest category assigned by an NRSRO or be issued or guaranteed by the U.S. government, government agencies, or GSEs, such as Fannie Mae or Freddie Mac.
     The Fund expects that all investments made by the Fund will be considered eligible for regulatory credit under the CRA. The FFIEC, consisting of the FRB, the OCC, the FDIC, and the OTS, has defined community development activities to include (1) affordable housing (including multifamily rental housing) for low- or moderate-income individuals; (2) community services targeted to low- or moderate-income individuals; (3) activities that promote economic development by financing business or farms that meet certain size eligibility requirements; and (4) activities that revitalize or stabilize low- or moderate-income geographies.
     The predecessor of the Fund received an interpretative letter from FFIEC stating that it was considered eligible for regulatory credit under the CRA. Throughout the period that the Fund operated as a business development company, an investment in the Fund was considered a qualified investment under the CRA. The Fund expects that it will continue to be considered eligible as a registered investment company, but there is no guarantee that future changes to the CRA or future interpretations by the FFIEC will not affect the continuing eligibility of the Fund’s investments. So that the Fund itself may be considered a qualified investment, the Fund will seek to invest only in investments that meet the prevailing community investing standards put forth by U.S. regulatory agencies. There is no guarantee, however, that an investor will receive CRA credit for its investment in the Fund. For example, a state-banking regulator may not consider the Fund eligible for regulatory credit. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA requirements.
     The CRA requires the FRB, OCC, FDIC and OTS to encourage the institutions they regulate to help meet the credit needs of their local communities, including LMI neighborhoods. Each agency has promulgated rules for evaluating and rating an institution’s CRA performance which, as the following summary indicates, vary according to an institution’s asset size. An institution’s CRA performance can also be adversely affected by evidence of discriminatory credit practices regardless of its asset size.
     Please see the discussion of “Risk Factors: Community Reinvestment Act of 1977” above.

     The Fund’s principal office is located at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116, and its telephone number is (617) 236-7274.
     The Fund’s Manager, Access, and Sub-Manager, Voyageur, are investment advisers registered under the Investment Advisers Act. Voyageur serves as Sub-Manager of the Fund and has done so since October 2, 2006. Prior to Voyageur, MLIM served as the Fund’s Sub-Manager since 2001.
     The Fund commenced operations in June 1998. Prior to this registration statement, the Fund elected to be treated as a BDC and registered its Shares pursuant to Section 12(g) of the Securities Exchange Act of 1934 (“1934 Act”), in compliance with the requirement of Section 54(a)(2) of the 1940 Act. The Fund offered its Shares in an offering pursuant to an exemption from registration under the 1933 Act and sold its Shares in that offering solely to institutional “accredited investors,” as that term is defined under Regulation D under the 1933 Act (“Regulation D”), except that the Fund’s Manager and the Manager’s officers and directors were permitted to purchase Shares whether or not they are accredited investors.
     The Fund’s shareholders voted to withdraw election as BDC on March 28, 2006. The Fund has now registered as a continuously offered, closed-end interval investment company. As a continuously offered, closed-end interval investment company, the Fund will continue to conduct quarterly repurchase offers. The Fund will periodically notify its shareholders of the upcoming repurchase dates. When the Fund makes a repurchase offer to its shareholders, it will specify a date by which shareholders must accept the repurchase offer. The actual repurchase will occur at a later, specified date.
     The price the shareholders will receive on a repurchase will be based on the per share NAV determined as of a specified (and disclosed) date. This date will occur sometime after the close of business on the date that shareholders must submit their acceptances of the repurchase offer (but not more than 14 days after the acceptance date).

THE OFFERING
     The Fund is offering up to 100,000,000 of its shares of common stock, $.0000001 par value, at the NAV. Shares of the Fund are offered subject to a $25,000 minimum investment amount. Shares of common stock of the Fund are offered on a best efforts basis at a price equal to the next determined NAV plus a front-end sales load as set forth below:

Purchase Amount	Front-End Sales Charge
$25,000 - $499,999	1/2%
$500,000 - $999,999	1/4%
$1,000,000 and greater	0%
The front-end sales charge will be deducted from the public offering price. All Shares purchased prior to the effective date were subject to different terms and conditions in accordance with the terms in effect when the investors acquired the Shares. As of December 28, 2006, the NAV per share was $9.53. Shares may be purchased directly from the Distributor or from certain other selected securities dealers or financial intermediaries that have agreements with the Distributor.
     At the time of Share purchase, investors may designated their capital to be invested in particular areas of the United States as their preferred geographical focus or Designated Target Region (DTR). Investors may accomplish this by completing the DTR Selection Form on page 4 of the new account application. Regulated financial institutions make a Designated Target Region election for their investment for purposes of seeking CRA credit. Others may do so to target their investments to their community or jurisdiction. Investors who purchase under $500,000 are not eligible to elect a Designated Target Region. Investors who purchase between $500,000 and $999,999 may elect to allocate their investment to a Designated Target Region at a single state or multiple state level. Investors who purchase over $1 million may elect to allocate their investment to a Designated Target Region in a single or multiple state, Metropolitan Statistical Area, county, or city. Investors who do not select a Designated Target Region will be assigned to any geography within the United States.
     Each investor will be a shareholder of the Fund, not just of the investments in its Designated Target Region(s). The financial returns on an investor’s investment will be determined by its proportionate share of the total assets in the Fund’s blended, geographically diverse portfolio, not just by the performance of the assets in the Designated Target Region(s) selected by the investor.
     The Fund intends to apply the net proceeds of this offering to enter into investments, including private placement transactions, in “qualified investments” as defined by the CRA in Designated Target Regions in furtherance of its investment objective and policies. The term “qualified investments” is defined by the CRA to mean any lawful investments, deposits, membership shares or grants that have as their primary purchase community development. The Manager will use its best efforts to accommodate each investor’s Designated Target Region. If, after six months, the Manager is not able to invest a investor’s capital in its Designated Target Region, the investor will have the option to maintain its initial Designated Target Region selection, redefine its Designated Target Region, or redeem its securities at the next quarterly repurchase offer. The Fund will be permitted to sell its Shares at any time.

     The Fund has not issued senior securities representing debt or preferred stock and does not intend to do so during the next two fiscal years ending May 31, 2007 and May 31, 2008. If the Fund decides to issue debt in the future, the asset coverage of such shares will be 300% as required by Section 18 of the 1940 Act, and the Board and the Fund’s shareholders will approve such issuance. If the Fund decides to issue preferred stock, the asset coverage of such shares will be 200% as required by Section 18 of the 1940 Act, and the Board and the Fund’s shareholders will approve such issuance.
USE OF PROCEEDS
     The net proceeds to the Fund from the sale of the Shares offered hereby are estimated at $950,545,903.37 if the maximum number of Shares offered hereby are sold at a NAV of $9.53. This estimate is based on 48,497,447.35 shares acquired by investors who purchased shares during the Fund’s prior status as a BDC and who will receive shares without any sales load, plus an estimated sale of 51,502,552.65 shares to new shareholders at the maximum sales load of 1/2%. This estimate does not deduct the estimated offering expenses of $320,000. See “The Management Agreement.” The Fund intends to apply the proceeds of this offering to purchase securities with “qualified investments” in Designated Target Regions in furtherance of its investment objective and policies.
INVESTMENT OBJECTIVE AND POLICIES
Investment Program
     The Fund is designed for investors seeking a competitive return on investment from a high credit quality fixed income fund that supports underlying community development activities in distinct parts of the United States. Typical investors in the Fund are financial institutions that are subject to CRA requirements and other tax-paying investors. Since inception in 1998, investors in the Fund have included banks, pension funds, faith-based investors, community and family foundations and health care institutions. Not all of these investors are subject to CRA requirements but may be seeking a fixed income investment with high credit quality to assist in their asset allocation program. Investors may also be seeking to make investments in underserved communities or fulfilling other socially responsible investment objectives. Those investors that are not subject to CRA requirements do not receive CRA credit for their investments.
Financial Institutions and the Fund
     Financial institutions may be involved with the Fund as one or more of the following:
•	Investors (see “Types of Financing” subsection under “Description of Offering”)

•	Sellers of existing loans to the Fund

•	Originators of new loans that are made in response to loan demand created by the Fund.

     After extensive discussions with representatives of Federal regulatory agencies, the predecessor of the Fund received an interpretive letter from the FFIEC stating that the predecessor fund was considered eligible for regulatory credit under the CRA, management expects that all investments made by the Fund will be considered eligible for regulatory credit under the CRA. Throughout the period that the Fund operated as a business development company, investments in the Fund have been considered qualified investments under the CRA and have been deemed to be so by examiners of Fund investors. The Fund expects that it will continue to be considered eligible as a registered investment company, but there is no guarantee that future changes to the CRA or future interpretations by the FFIEC will not affect the continuing eligibility of the Fund’s investments. Furthermore, there is no guarantee that an institution will receive CRA credit for its investment in the Fund. For example, a state-banking regulator may not consider the Fund eligible for regulatory credit.
     Federal CRA regulations, and their counterparts in many states with their own CRA requirements, require financial institutions subject to these provisions to focus upon community development in making investments. Management believes that federal and state-banking regulators (in those states with their own CRA requirements) will recognize an investment in the Fund as a qualified community development investment.
     The discussion of CRA credit contained in this registration statement is, of necessity, general and may be affected by future regulations and rulings. Financial institutions contemplating a purchase of Shares are urged to consult with counsel regarding the qualification of such purchase for CRA credit. See “Legislative and Regulatory Risks” subsection under “Risk Factors.” There is no guarantee that an institution will receive CRA credit for its investment in the Fund. For example, a state banking regulator may not consider the Fund eligible for regulatory credit.
General
     Investment and Economic Objectives. The Fund’s investment objective is to invest in geographically specific private placement debt securities located in portions of the United States designated by Fund investors on a best efforts basis. There can be no assurance that the Fund will achieve its investment objective. The Fund’s economic objective is to act as a source of long-term fixed-rate capital for low- or moderate-income people and institutions or organizations that serve such people.
     Diversification Standards. The Fund will be classified as a non-diversified, continuously offered closed-end investment company under the 1940 Act. The Fund has qualified as a RIC since inception and will seek to continue to meet the RIC Diversification Requirements, as described below, and to meet any other RIC requirements. There can be no assurance, however, that the Fund will be able to continue to meet those requirements.

     To qualify as a RIC, the Fund must, among other things, satisfy a diversification standard under the Code such that, at the close of each quarter of the Fund’s taxable year, (i) not more than 25% of the value of its total assets is invested in the securities (other than government securities or securities of other RICs) of a single issuer, or two or more issuers which the Fund controls (under a 20% test) and which are engaged in the same or similar trades or business or related trades or businesses, and (ii) at least 50% of the market value of its total assets is represented by cash, cash items, government securities, securities of other RICs, and other securities (with each investment in such other securities limited so that not more than 5% of the value of the Fund’s total assets is invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer). See “Federal Income Taxation.”
     Leverage. The Fund may borrow money from and issue debt securities to banks, insurance companies, and other lenders to obtain additional funds to invest in private placement debt securities. The Fund may also enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund) and may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Such instruments will represent borrowings of the Fund.
     Under the 1940 Act, the Fund may not incur borrowings unless, immediately after the borrowing is incurred, such borrowings would have “asset coverage” of at least 300%. “Asset coverage” means the ratio that the value of the Fund’s total assets, less all liabilities not represented by the borrowings and any other liabilities constituting “senior securities” under the 1940 Act, bears to the aggregate amount of such borrowings and senior securities. The practical effect of this limitation is to limit the Fund’s borrowings and other senior securities to 1/3 of its total assets less its liabilities other than the borrowings and other senior securities at the time each such borrowing is to occur. The 1940 Act also requires that, if the Fund borrows money, provision be made to prohibit the declaration of any dividend or other distribution on the Shares (other than a dividend payable in Shares), or the repurchase by the Fund of Shares, if after payment of such dividend or repurchase of Shares the asset coverage of such borrowings would be below 200%. In addition, because the Fund has adopted a periodic repurchase program, it will comply with further restrictions under the 1940 Act regarding leveraging the Fund. If, because of these asset coverage requirements, the Fund is unable to pay dividends or distributions in the amounts required under the Code, it might not be able to qualify as a RIC or, if qualified, to continue to qualify. See “Federal Income Taxation.”
     The use of leverage increases investment risk. In addition, lenders are expected to require that the Fund pledge portfolio assets as collateral for loans. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. Lenders are also expected to require that the Fund agree to loan covenants limiting the Fund’s ability to incur additional debt or otherwise limiting the Fund’s investment flexibility, and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. Leverage allows investors to receive more CRA credit than they would otherwise receive if the Fund did not use leverage. See “Risk Factors.”
Fund Investments: Identifying Investment Opportunities
     Upon the choice of one or more Designated Target Regions, the Fund will begin the search and design process for the private placement debt securities to be created in the Designated Target Region(s). First, the Fund will subject potential investments to the due diligence traditionally employed in evaluating private placement debt securities.

Such securities will be purchased by the Fund only after the due diligence process has been satisfied. Second, the Fund will analyze potential investments to ensure that they represent a commitment of capital to community development activities serving low- and moderate-income individuals. Further, the Fund must have a reasonable level of confidence that the expected rate of return from the proposed investment will contribute to the Fund’s investment objective.
     Investment opportunities will be brought to the Fund through a variety of channels. Prospective issuers of securities, including Federal, state, and other public sector agencies, may contact the Fund with potential investment programs. Investment bankers or financial advisors may also work to develop debt securities for the Fund. Alternatively, the Fund may approach prospective issuers or investment banks with suggestions for debt securities that could be purchased by the Fund.
     The second avenue for the creation of Fund investments is through identifying existing inventories of community investments that do not have access to capital markets investors. These inventories may be loans issued by financial institutions including non-bank lenders or other originators such as revolving loan funds, community development corporations (“CDCs”), community development financial institutions (“CDFIs”), and state or local economic development authorities. Community-based loan originators, traditional and non-traditional, are often constrained as to the amount of capital that may be allocated to the extension of new loans. These originators may be capable of using their skills and existing presence in the community to originate new loans but cannot do so due to scarcity of new loan capital. If the Fund can liquefy these inventories and turn the existing, seasoned loans into Fund investments, these originators could then re-lend in the community with the proceeds they receive from the sale of their loan portfolios. Increasing the velocity of capital emanating from community-based loan originators will help the Fund realize its financial and economic goals, which are identical to the Fund’s investment objective. The Manager will seek assurances from the sellers that they will use the proceeds from existing loans sold to the Fund to make new loan capital available to the targeted communities. Such investments will not result in any additional risk because any greater risk of the underlying collateral loans is absorbed when the GSE enhances the security.
     All Fund investments, including the securities created from community investments that do not have access to capital market investors, will (i) have a rating in the highest category assigned by a NRSRO; (ii) be deemed by the Manager and Sub-Manager to be of comparable quality to securities so rated even though such securities are unrated; (iii) be credit enhanced by one or more entities with a highest rating; or (iv) be issued or guaranteed by the U.S. government, government agencies, or GSEs. The Fund anticipates that it will invest substantially all of its portfolio securities in credit enhanced investments. After extensive discussions with representatives of Federal regulatory agencies, the predecessor of the Fund received an interpretative letter from the FFIEC stating that the predecessor fund is considered eligible for regulatory credit under the CRA. Management expects that all investments made by the Fund will be considered eligible for regulatory credit under the CRA. There is no guarantee that an institution will receive CRA credit for its investment in the Fund. For example, a state banking regulator may not consider the Fund eligible for regulatory credit.

INVESTMENT GUIDELINES
     The Fund will operate under the following investment guidelines:
     Geographic Targeting. After the purchase of Shares, investors will receive a new investor package with instructions regarding how they may designate their capital to be invested in securities that support economic development in a particular state, multi-state region, metropolitan area, the entire United States or some other region(s) such as census tracts as their preferred geographic focus or Designated Target Region. Regulated financial institutions make a Designated Target Region election for their investment for purposes of seeking CRA credit. Others may do so to target their investments to their community or jurisdiction. Investors who purchase under $500,000 are not eligible to elect a Designated Target Region. Investors who purchase between $500,000 and $999,999 may elect to allocate their investment to a Designated Target Region at a single state or multiple state level. Investors who purchase over $1 million may elect to allocate their investment to a Designated Target Region in a single or multiple state, Metropolitan Statistical Area, county, or city. Investors who do not select a Designated Target Region will be assigned to any geography within the United States.
     The Manager will use its best efforts to accommodate each investor’s Designated Target Region. The Manager has a system in place that provides checks and balances to accommodate each investor’s Designated Target Region. There is no guarantee, however, that the Manager will be able to accommodate each investor’s Designated Target Region. If such an event occurs, however, it is not expected to affect the investor’s receipt of regulatory credit. There is no guarantee that an investor will receive CRA credit for its investment in the Fund. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA obligations.
     Each investor will be a shareholder of the Fund, not just of the investments in its Designated Target Region(s). The financial returns on an investor’s investment will be determined by its proportionate share of the total assets in the Fund’s blended, geographically diverse portfolio, not just by the performance of the assets in the Designated Target Region(s) selected by the investor.
     Community Investments. Fund investments will support community development activities targeted to low- and moderate-income individuals. Specifically, the Fund intends to invest in securities targeted to low- and moderate-income individuals that support affordable housing, education, small business lending, and other types of job creation. The Fund expects that all investments made by the Fund will be considered eligible for regulatory credit under the CRA. The FFIEC, consisting of the OCC, the FDIC, the FRB, and the OTS, has defined community development activities to include (i) affordable housing (including multifamily rental housing) for low- or moderate-income individuals; (ii) community services targeted to low- or moderate-income individuals; (iii) activities that promote economic development by financing business or farms that meet certain size eligibility requirements; and (iv) activities that revitalize or stabilize low- or moderate-income geographies. So that the Fund itself may be considered a qualified investment, the Fund will seek to invest only in investments that meet the prevailing community investing standards put forth by U.S. regulatory agencies.

     Although the Manager will make the day-to-day decisions regarding whether to purchase particular securities for the Fund, the economic focus of the Fund will be reviewed regularly by the Board, a majority of whom are non-interested, for compliance with the Fund’s investment objective.
     When making general reference to potential Fund investments as a class, this Prospectus uses the term “community investments,” which refers to securities that are designed to provide for a market rate of return while supporting (i) affordable housing (including multifamily rental housing) for low- or moderate-income individuals; (ii) community services targeted to low- or moderate-income individuals; (iii) activities that promote economic development by financing business or farms that meet certain size eligibility requirements; or (iv) activities that revitalize or stabilize low- or moderate-income geographies.
     Industry Concentration. Under the prevailing definition of the phrase “industry concentration,” the Fund will be concentrated in the affordable housing industry. This means that the Fund will not invest less than 25% of its total assets in the affordable housing industry. By “affordable housing industry,” the Fund intends to include in its portfolio asset-backed securities, particularly mortgage-backed securities, small business loans, taxable municipal securities, and other instruments supporting affordable housing and economic development, and serving low and moderate income individuals and communities. The Fund may invest up to 100% of its total assets in securities issued by providers of affordable housing. As with all Fund investments, affordable housing investments made by the Fund must meet the Fund’s return and credit quality criteria and must also support community development activities targeted to low- and moderate-income individuals. At present, and for the foreseeable future, Fund management believes there are adequate opportunities for Fund investments in the affordable housing securities industry.
     Investors place billions of dollars each year in MBSs in support of market rate single family mortgages. GSEs such as Fannie Mae and Freddie Mac offer credit guarantees for conventional mortgages that create high quality investment instruments in support of a portion of the housing finance area. Although the single family conforming mortgage activities of the GSEs have efficient access to the capital markets, Fund management has determined that additional opportunities exist to work with the GSEs to create innovative affordable housing programs that are complementary to and expand upon programs already in place. For example, the Fund may invest in non-conventional loans, such as those sponsored by FHA or Ginnie Mae. In order for any non-conventional loan to be eligible for investment by the Fund, it must a security backed by a GSE’s guarantee or otherwise meet the Fund’s stringent credit quality requirements. The Fund will only invest in securities that meet the strict credit quality or guarantee requirements set forth in this prospectus. If an underlying mortgage in the Fund’s portfolio defaults, the risk is borne by the GSE that backs the loan, not the Fund. The Fund will experience a prepayment and not the default itself.
     Similarly, state housing finance authorities (“HFAs”) issue tax-exempt debt to finance their work in affordable housing. The Fund invests in HFAs in Designated Target Regions.
     There can be no assurance of the continued availability of support from GSEs, HFAs, or other credit enhancers for Fund activities.

Regulatory or statutory changes may affect the willingness or ability of housing related entities to work in the affordable housing private placement area. Changes in credit ratings of GSEs, HFAs, or private credit enhancers may constrain their value to the Fund as potential sources of credit enhancement.
     Credit Quality. The Fund will only invest in securities (i) having a rating (or credit enhancement by one or more entities having a rating) in the highest category assigned by a NRSRO (e.g., at least “Aaa” from Moody’s Investors Services or “AAA” from Standard & Poor’s), (ii) be deemed by the Manager or Sub-Manager to be of comparable quality to securities so rated even though such securities are unrated; or (iii) issued or guaranteed by the U.S. government, government agencies, or GSEs such as Fannie Mae or Freddie Mac. The credit quality guidelines described above are applicable to securities at the time of purchase. Subsequent changes in credit quality, including downgrades due to changes in status of credit enhancers, will not require automatic action by the Fund.
     The Fund intends to invest only in securities that, at the time of investment, would be securities that Fund shareholders could hold directly. On an ongoing basis, the Board will review the credit quality determinations of the Manager and the Sub-Manager as well as any changes to the credit quality of portfolio securities. The Manager may not make any adjustments to credit quality guidelines without the consent of the Board.
     Maturity. Maturities for securities held by the Fund will vary by type of investment. MBSs will typically have maturities up to thirty years while securitized small business loan transactions may have maturities of up to ten years.
     Fund Investments. Since the Fund’s inception, the Fund’s investments have included the following:
•	15- and 30-year Fixed Rate One to Four Family Mortgage Backed Securities

•	Adjustable Rate One to Four Family Mortgage Backed Securities

•	Multifamily Mortgage Backed Securities

•	Securitized Adjustable Rate Small Business Loans

•	Fixed Rate Small Business Loans

•	Taxable Municipal Securities

•	Securitized Student Loans

•	Structured Investments
     Fannie Mae and Freddie Mac securities are issued by U.S. Government-sponsored enterprises. These securities are neither issued nor guaranteed by the United States Treasury and therefore, are not backed by the full faith and credit of the U.S. Government.
     Ginnie Mae securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government.
     The Fund may invest in MBSs, such as those issued by Ginnie Mae, Freddie Mac and Fannie Mae, which generally pay monthly payments consisting of both interest and principal. The value of MBSs are based on the underlying pools of mortgages that serve as the asset base for the securities. The value of MBSs will be significantly influenced by changes in interest rates because mortgage-backed pool valuations fluctuate with interest rate changes.

Specifically, when interest rates decline, many borrowers refinance existing loans, resulting in principal prepayments which leads to early payment of the securities. Prepayment of an investment in MBSs can result in a loss to the Fund to the extent of any premium paid for MBSs. In addition, a decline in interest rates that leads to prepayment of MBSs may result in a reinvestment requirement at a time when the interest rate environment presents less attractive investment alternatives.
     The Fund may also invest in FHA project loans which are mortgage loans insured by the FHA and supported by the full faith and credit of the U.S. Government.
     Securities purchased by the Fund may include variable rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Variable rate instruments purchased by the Fund are subject to the same credit quality requirements as the rest of the portfolio and must carry a AAA, Agency or Federal Government guarantee.
     The issuer of such investments will usually be the entity that is providing the credit enhancement. All these investments have met the Fund’s minimum credit quality requirements and have supported community economic development. The Fund is permitted to make other types of investments in addition to the above, including private placements, provided all the investment eligibility requirements are met.
     The Fund’s investments support economic activity such as affordable home ownership, affordable rental housing, community health centers, small businesses, community-based non-profits.
     Private Placement Securities. Fund investments may include private placement debt securities, including debt and debt instruments. The Fund may often be the sole buyer of such securities designed for purchase by the Fund. An investor purchasing Shares of the Fund must recognize that the securities purchased by the Fund may be, by definition, illiquid investments for which there is currently no secondary market. If the restricted securities held by the Fund are sold to the public, the Fund, under certain circumstances, may be deemed an “underwriter” or a controlling person with respect thereto for the purposes of the 1933 Act and be subject to liabilities as such under that Act. Any such securities sold to the public may be required to be registered, depending upon the nature of the security and the nature of the potential purchaser. When making portfolio purchases, the Fund may pay a premium for the community benefits embedded in each transaction. When making sales of portfolio investments, the Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.
     Derivatives. The Fund may use derivative instruments, including futures, forwards, options, indexed securities, and inverse securities for hedging purposes only. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Manager and Sub-Manager will present and report on guidelines for use of derivatives to the Board. The Fund may use derivatives, such as 5-year and 10-year U.S. Treasury Notes Futures, to hedge.

     Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case losses on the holdings being hedged may not be offset by gains on the derivatives. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.
     Other Investment Policies. The Fund will not invest in venture capital, private equity, or other asset classes not discussed in this prospectus. The Fund will not sell securities short, purchase securities on margin, purchase or sell commodities or commodity contracts, or purchase or sell real estate, except to the extent permitted by the 1940 Act. The Fund will not underwrite the securities of other companies, except to the extent the Fund may be deemed an underwriter upon the disposition of restricted securities acquired in the ordinary course of the Fund’s business.
     Board Approval of Trades. The Fund invests in mortgage-backed securities that may be issued or guaranteed by Fannie Mae. The Fund may purchase these securities from the Fannie Mae Customer Service Trading Desk or from other broker-dealers. Because Fannie Mae has an equity interest in Access Capital and Access Capital is an affiliated person of the Fund, Fannie Mae is an affiliated person of an affiliated person of the Fund, and Fannie Mae would be prohibited by Section 17(a) of the 1940 Act from effecting transactions as a principal with the Fund. However, counsel to Fannie Mae and counsel to the Fund have taken the position that Section 2(b) of the 1940 Act excludes Fannie Mae from the all of the provisions of the 1940 Act. As a matter of state law and to avoid any potential conflicts of interest, the Fund’s Board reviews every trade effected by the Fund with Fannie Mae at each quarterly Board meeting to determine that the trades are fair and competitive and are made on terms and conditions that are fair and reasonable.
     In reviewing the Fund’s trades, the Board has used the following procedures (“Procedures”). A list of the Fund’s trades (“trade sheets”), including those effected through other brokers as well as those through Fannie Mae, is provided to the Board approximately one week in advance of the quarterly Board meeting to ensure adequate time for review. The trade sheets include detailed information about all of the Fund’s purchases, including but not limited to the name of the security, the amount purchased, any mark ups, and whether the broker who effected the trade is an affiliated person of the Fund. In addition, the Board receives a representation from Access Capital that the terms and conditions of the trades are fair and reasonable. Based upon this review, the Board makes a determination that the trades are fair and reasonable and in the Fund’s best interests.
     The Fund’s investment objective, investment policies, and investment guidelines are not fundamental policies and may be changed by the Fund’s Board at any time without shareholder approval.

QUARTERLY REPURCHASES OF FUND SHARES
     Periodic Repurchase Program. The Fund has a periodic repurchase program, which was duly adopted by the Board and the shareholders of the Fund. The periodic repurchase program can only be changed by the vote of a majority of the shareholders.
     The periodic repurchase program will be an opportunity for investors to tender their Shares if they so choose; however, investors will not be required to tender their Shares for repurchase. Investors tendering Shares under the periodic repurchase program will receive the net proceeds of liquidated Shares in their account.
     Under the periodic repurchase plan, the Board will determine the percentage of the Fund’s outstanding Shares that may be tendered by shareholders for redemption (“Redemption Amount”). The Redemption Amount may not be greater than 25% nor less than 5% of the Fund’s outstanding Shares. In the event that too many Shares are tendered by shareholders, the Fund will repurchase Shares on a pro rata basis based on the number of Shares tendered. The first deadline for tendering Shares pursuant to the periodic repurchase program was established by the Board as August 3, 1998. Each succeeding Repurchase Request Deadline under the periodic repurchase program will continue to occur every three months thereafter. Each investor will receive advance notice of each Repurchase Request Deadline and other terms of the periodic repurchase offer as prescribed by Rule 23c-3.
     During the period before any repurchase offer is made, the Fund may apply for an order from the SEC exempting it from certain restrictions of Rule 23c-3, including restrictions on the percentage of Shares it may offer to repurchase under the Rule 23c-3 periodic repurchase program. If the Board determines that it is in the best interest of the shareholders to do so, the Fund may apply for such exemptive relief from the current 25% maximum cap. However, unless and until such exemptive relief is obtained, the current 25% maximum restrictions will apply. There can be no assurance that the Fund will apply for or obtain exemptive relief.
     Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.
     Repurchase Offers. In the event of the oversubscription of a repurchase offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund at NAV during that repurchase offer. In addition, there is a risk that, because of the potential for proration, some investors might tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares.
     There is the risk that the repurchase offers and related liquidity requirements might have an adverse effect on the Fund’s portfolio management and on the ability of the Fund to achieve its investment objectives, including the possibility that diminution in the size of the Fund could result from repurchases in the absence of sufficient new sales of the Fund’s shares, and that this may decrease the Fund’s investment opportunities.
     The share repurchase offers and related financing might have an effect on expense ratios and on portfolio turnover.

     If the repurchase payment deadline is more than seven days after the Repurchase Request Deadline, there is market risk that an investor may be subject to as a result of the delay between the tender of shares and their pricing.
     Discretionary Repurchase Program. The Fund may establish a discretionary repurchase program. The discretionary repurchase program also will be an opportunity for investors to tender their Shares if they so choose; however, investors will not be required to tender their Shares. Investors tendering Shares under the discretionary repurchase program will receive the net proceeds of liquidated Shares in their account.
     Under the discretionary repurchase plan, the Board also will determine the Redemption Amount percentage that may be tendered by shareholders for redemption; however, the Redemption Amount may be up to 100% of the Fund’s outstanding Shares. After the first discretionary repurchase program, another discretionary repurchase program cannot be authorized until two years from the date of that discretionary repurchase offer. The periodic repurchase program will not be affected by a discretionary repurchase program. Each investor will receive advance notice of each Repurchase Request Deadline and other terms of the discretionary repurchase program as prescribed by Rule 23c-3.
     Method of Repurchasing Shares. Management will design a strategy for payments to investors for each repurchase offering using one or more of the following funding options:
•	Open the Fund to new investors who would purchase the shares of the redeeming investor(s);

•	Sell investments in the Fund to generate proceeds needed to make redemption payments;

•	Transfer underlying Fund investments to an investor’s account and sell the investments in the account;

•	Distribute in-kind securities to the redeeming investor(s) a combination of the above.
The deadline by which the Fund must receive repurchase requests submitted by investors in response to each repurchase offer Repurchase Request Deadline will be set pursuant to a policy approved by the Board. The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than fourteen days after the Repurchase Request Deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the 1940 Act, such as if the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Code; for any period during which an emergency exists as a results of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or for such other periods as the SEC may be order permit for the protection of shareholders of the Fund. In the case of a suspension or postponement of the right of repurchase, the Fund shall provide notice to shareholders of such suspension or postponement.

     Repurchase prices are set at a price equal to the NAV per share of the Fund as of the Repurchase Pricing Date. The repurchase price may be greater or less than the then current market price of the Fund’s shares. Although Rule 23c-3 provides that the Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased, no repurchase fee has been charged during the Fund’s operating The Fund must obtain Board approval if it later determines to charge a repurchase fee. The repurchase fee would be used to compensate the Fund for expenses directly related to the repurchase. Payment for tendered shares will be distributed within one week after the Repurchase Pricing Date. All repurchase offer materials will be mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.
     There can be no assurance that proceeds received from redemption will equal the then-current NAV. Management will be responsible for designing strategies for distributions under the repurchase program that balance the needs of investors tendering Shares and investors remaining in the Fund.

INVESTMENT RESTRICTIONS & OPERATING POLICIES
     The following are fundamental investment restrictions of the Fund that may be changed with the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares).
     The Fund may not:
1. Convert from a closed-end investment company to another type of investment company; and
2. Change the periodic repurchase program without the vote of a majority of the shareholders.
3. The Fund will not invest less than 25% of its total assets in the affordable housing industry. By “affordable housing industry” the Fund intends to include in its portfolio asset-backed securities, particularly mortgage-backed securities, small business loans, taxable municipal securities, and other instruments supporting affordable housing and economic development, and serving low and moderate income individuals and communities.
4. It is the Fund’s policy only to borrow money in amounts up to 25% of the Fund’s value, including the amount borrowed.
5. Purchase or sell real estate, commodities or commodity contracts, but subject to its other investment policies and restrictions, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.
6. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the Fund may issue in accordance with Section 18 of the 1940 Act include securities representing indebtedness and stock with asset coverage of at least 300% and 200% of its value, respectively. Senior securities means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Any senior security other than stock is a senior security representing an indebtedness.
7. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

8. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, debt or debt instruments, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3 % of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.
     The following are operating policies of the Fund and may be changed with the approval of the Fund’s Board of Directors.
     1. Make investments for the purpose of exercising control or management.
     Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund’s stockholders, if the Directors determine such action is warranted. The Fund will notify its investors of any change in any of the operating policies set forth above.
     Except with respect to restriction (4), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.
     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the Commission.

DIRECTORS AND OFFICERS
Directors
     The Fund’s Board of Directors establishes and reviews policy for the management of the Fund. A majority of the members of the Board, as required by the 1940 Act, are non-interested.1 The Board will meet no less frequently than quarterly. The Board will review and approve annually the contracts between the Fund, Access, and any other affiliates of Access. Management will be responsible for all day-to-day business decisions regarding operations of the Fund. Specifically, all decisions about buying and selling portfolio investments will be Management’s responsibility. The Board will review and consider the allocation of actual investments as compared to the allocation indicated by investors’ Designated Target Regions.
     Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with these duties.
     Each non-interested Director is also a member of the Board’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. The Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors.

[1]	Non-interested refers to a Director who is not an interested person of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Biographical Information
     Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager and any affiliates, and other public directorships.
     As of the date of the prospectus, the Fund’s non-interested Directors are:

Number of
	Position(s)	Term of Office	Principal	Portfolios in Fund
Name, Address*	Held with	and Length of	Occupation(s)	Complex Overseen	Other Directorships
and Age	Registrant	Time Served	During Past 5 Years	by Director	Held by Director

Peter J. Blampied* 25 Lincoln Street Hingham, MA 02043, 63	Director	Director since 1997	President, Corcoran Management Company, a real estate firm, since 1998. Vice Chairman, Citizens Bank of Massachusetts, from 1993 to 1994. Chairman, President & CEO Boston Five Bancorp, from 1989 to 1993.	None	Director of A.W. Perry, Inv. (1998-present) and a Trustee of Northeast Investors Trust (2000-present

W. Carl Kester P.O. Box 9095 Princeton, NJ 08543, 54	Director	Director since 2005	Mizuho Financial Group; Professor of Finance, Harvard Business School, Unit Head, Finance since 2005; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent consultant since 1978.	None	Director of 21 registered investment companies consisting of 27 portfolios advised by BlackRock Advisors LLC or its affiliates

Kevin J. Mulvaney 33 Trout Brook Lane Norwell, MA 01061, 58	Director	Director since 1997	President, Strategic Advisors Group, a management-consulting firm, since 1997. Formerly President of DRI/McGraw Hill, from 1994 to 1997. Executive Vice President, Bank of Boston (prior to 1993).	None	None

*	Chairman of the Audit Committee
     Certain biographical and other information relating to the interested Directors and officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager and any affiliates, and any public directorships.

     As of the date of the prospectus, the Fund’s interested Directors and officers are:

Number of
	Position(s)	Term of Office	Principal	Portfolios in Fund
Name, Address*	Held with	and Length of	Occupation(s)	Complex Overseen by	Other Directorships
and Age	Registrant	Time Served	During Past 5 Years	Director	Held by Director

Ronald A. Homer 419 Boylston Street Suite 501 Boston, MA 02116, 59	Director and Chairman of the Board	Director since 1997	CEO & Co-Managing Member, Access Capital Strategies LLC (the Manager) since 1997. President & CEO, Boston Bank of Commerce, from 1983 to 1996.	None	None

David F. Sand 419 Boylston Street Suite 501 Boston, MA 02116, 49	Chief Executive Officer	CEO since 1997	President & Co-Managing Member, Access Capital Strategies LLC	None	None

Peter R. Guarino Two Portland Square Portland, ME 04101, 48	Chief Compliance Officer	Chief Compliance Officer since 2006	Managing Director of Foreside Compliance Services LLC and its predecessor firms since 2004 (a fund services company); Chief Compliance Officer of Forum Funds, Monarch Trust and The Swiss Helvetia Fund, Inc. since 2004 (registered investment companies); Consulting Compliance and Ethics Officer of Compliance Consultants LLC from 2002 to 2004 (a fund services entity); General Counsel and Global Compliance Director of MiFund, Inc. from 2000 to 2002 (a fund services company).	None	None

Kathlean Nunnally 419 Boylston Street Suite 501 Boston, MA 02116, 56	Secretary	Secretary since 2006	VP Finance and Administration of Access Capital Strategies LLC since 2005; Office Manager of Access Capital Strategies LLC from 2000 to 2005.	None	None
     The Fund will pay no compensation to its officers or directors who are “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Manager or the Sub-Manager or to its directors who are officers, directors, or employees of Access or any “affiliated person” thereof (as defined in Section 2(a)(3) of the 1940 Act). The Fund’s other directors will each receive a fee from the Fund of up to $5,000 per quarterly meeting. The chairs of the Fund’s audit and nominating committee receive an annual supplement of $5,000. The Directors’ fees will be set by the Board. Such directors also will be reimbursed by the Fund for their expenses in attending meetings of the Board or any committee thereof.
     As of September 30, 2006, none of the Fund’s directors, executive officers or the executive officers of the Manager own Shares of the Fund. The Manager owns 119.516 Shares of the Fund, or about 0.02%.

MANAGER AND MANAGEMENT ARRANGEMENTS
The Manager
     Access was formed in 1997 to focus upon managing the assets of institutional investors interested in community investing. In February 1997 the firm assumed the assets, but no liabilities, of Access Capital Strategies Corp. The predecessor firm was a wholly owned subsidiary of Mellon Bank Corp. from 1994-97. The control persons of Access are Ronald A. Homer and David F. Sand (as executive officers), and Fannie Mae American Communities Fund (as a 25% owner).
     Access’ principal business address is 419 Boylston Street, Boston, Massachusetts 02116.
Management
     Ronald A. Homer. From 1983 to 1996, Mr. Homer was the president and chief executive officer of the Boston Bank of Commerce. From 1979 to 1983, Mr. Homer was executive vice president and chief operating officer of Freedom National Bank of New York. He spent his first ten years in banking in a variety of commercial lending positions at Marine Midland Bank in New York. This experience included asset-based, commercial real estate, and multi-national corporate lending.
     Mr. Homer is a director of the Student Loan Marketing Association, a GSE. He is a past president of the National Bankers Association and a former member of the Federal Reserve Board of Governors Consumer Advisory Council. He served on the administrative committee of the Government Relations Council of the American Bankers Association (“ABA”) and was the founding chair of the ABA’s Center for Community Development. He currently serves as the Vice Chair of the Board of the Initiative for a Competitive Inner City.
     Mr. Homer received a BA from the University of Notre Dame in 1968 and an MBA from the University of Rochester in 1971. He has an honorary Doctorate of Humane Letters from the University of Massachusetts-Boston and Cambridge College.
     David F. Sand. David F. Sand has more than twenty-five years of experience as a portfolio manager and investment adviser. As a Vice President at Shearson (1980 — 1984) and later as First Vice President of Drexel Burnham Lambert (1984 — 1985), he worked to combine market returns and economic results for institutional clients. He also served as Director and Portfolio Manager for Franklin Research and Development. Mr. Sand received his undergraduate degree from Princeton University in 1979 and his Masters in Public Administration from the John F. Kennedy School of Government at Harvard University in 1988.
The Management Agreement
     The Fund has entered into a Management Agreement with Access, pursuant to which Access will, subject to the investment policies and guidelines established by the Board, identify, evaluate, structure, and close the investments to be made by the Fund, arrange any debt financing for the Fund, provide portfolio management and servicing of private placement debt securities held in the Fund’s portfolio, and administer the Fund’s day-to-day affairs.

Access will supervise all aspects of the operations of the Fund, including oversight of the Fund’s transfer agent and portfolio accountant.
     The Management Agreement provides that the Fund will be required to pay all offering expenses (including legal, printing, clerical, filing, and other expenses) incurred by the Fund. These expenses were approximately $320,000. The Fund will also pay all operating expenses except those specifically required to be borne by the Manager, including (i) brokerage and commission expenses and other transaction costs incident to the acquisition and dispositions of investments; (ii) federal, state, and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Fund; (iii) interest charges and other fees in connection with borrowings; (iv) SEC fees and expenses and any fees and expenses of state securities regulatory authorities; (v) expenses of printing and distributing reports and notices to shareholders; (vi) costs of proxy solicitation; (vii) costs of meetings of shareholders and the Board; (viii) charges and expenses of the Fund’s custodian, transfer agent, and dividend disbursing agent; (ix) compensation and expenses of the Fund’s non-interested directors, and of any of the Fund’s disinterested officers, and expenses of all directors in attending board or shareholder meetings; (x) legal and auditing expenses, including expenses incident to the documentation for, and consummation of, transactions; (xi) costs of any certificates representing the Shares; (xii) costs of stationery and supplies; (xiii) costs of membership by the Fund in any trade organizations; (xiv) expenses associated with litigation and other extraordinary or non-recurring expenses; and (xv) any insurance premiums. See “Fees and Other Expenses.”
     The operating expenses required to be borne by the Manager are: (i) all costs and fees incident to the selection and investigation of prospective Fund investments, including associated due diligence expenses such as travel expenses and professional fees (but excluding legal and accounting fees and other costs incident to the closing, documentation, or consummation of such transactions); (ii) the cost of adequate office space for the Fund and all necessary office equipment and services, including telephone service, heat, utilities, and similar items; and (iii) the cost of providing the Fund with such corporate, administrative, and clerical personnel (including officers and directors of the Fund who are interested persons of the Manager and are acting in their respective capacities as officers and directors) as the Board reasonably deems necessary or advisable to perform the services required to be performed by the Manager under the Management Agreement.
     As compensation for its services to the Fund, the Manager will receive an annual Management Fee of 0.50% of the Fund’s average gross monthly assets less accrued liabilities, other than indebtedness for borrowings. This fee is paid monthly. Other fees payable to the Manager are discussed in “Fees and Other Expenses.”
     Under the Management Agreement, the Manager will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with the Management Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Management Agreement.

The Management Agreement will continue in effect for a period longer than two years from its date of execution only if such continuation is approved at least annually by the Board or a majority of the outstanding voting securities of the Fund, and by a majority of the directors who are not parties to the Management Agreement or interested persons of such parties. The Management Agreement is terminable by vote of the Board or by the holders of a majority of the voting securities of the Fund, at any time without penalty, on 60 days written notice to the Manager. The Management Agreement may also be terminated by the Manager on 60 days written notice to the Fund and will be terminated automatically upon its assignment, as defined in the 1940 Act.
The Sub-Management Agreement
     Under the Sub-Management Agreement, the Manager will continue to have full responsibility for providing investment advisory services to the Fund. The Manager will discharge this responsibility in part through retention of Voyageur, at the Manager’s sole expense, to manage the day-to-day investment program of the Fund to the extent set forth in the Sub-Management Agreement. The Manager oversees the activities of Voyageur and is responsible for setting any policies it deems appropriate for Voyageur’s activities, subject to the direction of the Fund’s Directors. Shareholders of the Fund receive the benefits of the Manager’s supervision of the management of the Fund and, under the Sub-Management Agreement, receive the additional benefit of Voyageur’s investment advisory services. The combined contributions of the Manager and Voyageur to the Fund’s management should enhance the level of service to the Fund’s shareholders.
     As Sub-Manager of the Fund, Voyageur, to the extent set forth in the Sub-Management Agreement and subject to the supervision of the Board and the Manager and the investment policies and guidelines established by the Board and the Manager, identifies, evaluates, and structures the investments to be made by the Fund, arranges debt financing for the Fund, provides portfolio management and servicing of securities held in the Fund’s portfolio, and administers the Fund’s day-to-day affairs. In doing so, Voyageur has agreed to act in conformity with, among other things, the instructions and directions of the Board and the requirements of the 1940 Act and all other applicable federal and state laws and regulations. Voyageur, to the extent set forth in the Sub-Management Agreement, bears those expenses expressly stated to be payable by it under the Sub-Management Agreement.
     In consideration for the services provided and expenses assumed under the Sub-Management Agreement, the Manager has agreed to pay Voyageur a fee, paid monthly, at an annual rate of 0.15% of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings. The Manager bears the sole responsibility for the payment of the Sub-Management Fee to Voyageur.
     The Sub-Management Agreement became effective on October 2, 2006 for an initial term ending one year from the date of the Sub-Management Agreement. Thereafter, the Sub-Management Agreement continues for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Directors who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Sub-Management Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act, or upon the termination of the Management Agreement.

     The Sub-Management Agreement does not result in an increase in the contractual rate of any advisory or Sub-Management Fees payable by the Fund, but results in the payment of the Sub-Management Fees by the Manager to Voyageur. Such Sub-Management Fee is borne solely by the Manager and not by the Fund.
     The Sub-Management Agreement provides that Voyageur will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Manager, or any of their respective affiliates in connection with the matters to which the Sub-Management Agreement relates, except to the extent resulting from the willful misconduct or gross negligence on the part of the Sub-Manager.
     The Sub-Management Agreement is terminable by vote of the Board or by the holders of a majority of the voting securities of the Fund, at any time without penalty, on 60 days written notice to the Sub-Manager. The Sub-Management Agreement may also be terminated by the Sub-Manager on 60 days written notice to the Fund and will be terminated automatically upon its assignment, as defined in the 1940 Act.
Information about the Sub-Manager
Voyageur Asset Management Inc., a registered investment adviser, is the Sub-Manager for the Fund. Its principal place of business is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402-1240. Voyageur is a wholly owned subsidiary of RBC Dain Rauscher Corp. RBC Dain Rauscher, Corp. is a wholly owned subsidiary of RBC USA Holdco Corp., whose parent is RBC Holdings (USA) Inc., whose ultimate parent is Royal Bank of Canada. RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 60,000 people who serve more than 12 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. As of March 31, 2006, Voyageur had approximately $27.3 billion in assets under Management. The name, address, and principal occupation of the principal executive officer and each director of Voyageur are as follows:

Name and Address	Principal Occupation	Position(s) with Voyageur
John Godfrey Taft 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	CEO and President Dain Rauscher, Inc.	Director and CEO

Michael Thomas Lee 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	Director and President	Same

Deborah Joy Kermeen 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	Director, Finance RBC Dain Rauscher, Inc.	Director and CFO

Erik Robert Preuss 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	Director and COO	Same

Kathleen Adair Gorman 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	CCO

Control Persons
     As of September 30, 2006, the Fund had 48,537,126 Shares outstanding. Those shareholders who beneficially own more than 25% of the outstanding shares of the Fund may be deemed to be controlling persons of the Fund under the 1940 Act. As of September 30, 2006, no shareholder owned beneficially more than 25% of the Fund’s Shares.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Private placement debt securities will generally be acquired by the Fund from the issuer thereof in privately-negotiated transactions not involving payment of brokerage commissions. The Fund may occasionally pay a commission or other fee to an unaffiliated third party for brokerage or referral services.
     The Fund may purchase securities from the Fannie Mae Customer Service Trading Desk. Fannie Mae is an affiliated person of the Manager and possibly a controlling shareholder of the Manager due to Fannie Mae’s ownership interest in Access. All purchases and sales for the Fund from Fannie Mae will be in accordance with procedures adopted by the Board of Directors of the Fund designed to ensure that such securities are offered for sale on terms and under circumstances that are substantially the same, or at least as favorable, as those prevailing at the same time for comparable transactions with other nonaffiliated companies.
     The Manager may, consistent with the best interests of the Fund and subject to review by the Board, select brokers to execute the Fund’s portfolio transactions on the basis of the brokerage, research, statistical, and pricing services they provide to the Fund. A commission paid to such brokers may be higher than another qualified broker might have charged for effecting the same transaction, provided the Manager determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Manager to the Fund and the Manager’s other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.
     From time to time, the Manager may elect to make payments, at its own expense, to broker-dealers that sell or arrange for the sale of shares of the Fund. The Manager may pay an amount up to 0.10% of the investment to the sourcing broker-dealer. These payments to the sourcing broker-dealer by the Manager will continue for as long as the investor remains a shareholder of the Fund.

These payments will be made from the Manager’s own resources, not those of the Fund or its investors. Such payments are sometimes referred to as “revenue sharing.” These payments are made to encourage broker-dealers to bring the Fund to the attention of potential investors, and to provide broker-dealers with an additional incentive to sell Fund shares. Revenue sharing may create a potential conflict of interest because some broker-dealers may have an additional financial incentive to recommend the purchase of Fund shares as compared to the purchase of shares of other funds where the Manager is not making supplemental distribution payments. In the context of their review of the Manager’s investment advisory fee, the Manager has disclosed its revenue sharing payment plan to the Fund’s Board of Directors, and the Board has approved the investment advisory fee. The Manager will offer such incentives only to the extent permitted by applicable law.
     The Fund has instructed the Manager that broker-dealers who make sales for which they receive revenue sharing payments from the Manager must make full disclosure of the arrangement to investors at the point of sale.
     Investment decisions for the Fund and for other clients managed by the Manager will generally be made independently of each other in light of the different Designated Target Regions selected by investors in each Fund. The same investment decision, however, may occasionally be made for the Fund and one or more of such other clients. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other clients as to amount according to a method deemed equitable to the Fund and such other clients. While in some cases this could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.
DIVIDENDS AND DISTRIBUTIONS
     The Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, if any, as determined for income tax purposes. Applicable law, including provisions of the 1940 Act, may limit the amount of dividends and other distributions payable by the Fund. Income dividends will generally be paid monthly. Substantially all of the Fund’s Net Capital Gain and the excess of net short-term capital gain over net long-term capital loss, if any, will be distributed annually.
     The Fund has a Dividend Reinvestment Program, pursuant to which a shareholder may elect to have all dividend and capital gains distributions reinvested automatically in full and fractional shares of the Fund at the NAV per share determined on the date of such dividend or distribution. The Manager will use its best efforts to reinvest dividends in eligible investments within each investor’s Designated Target Region.
     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends or distributions.

     The Manager may seek to invest the proceeds of matured, repaid, or resold investments, net of the above distributions to shareholders, principal payments on borrowings, and expenses or other obligations of the Fund, in new private placement debt securities. Alternatively, any such proceeds, net of any principal repayments on borrowings, expenses, or other obligations of the Fund, and certain other amounts, may be distributed periodically to shareholders. Distribution of such amounts is likely to cause annual distributions to exceed the earnings and profits of the Fund, in which case such excess will be considered a tax-free return of capital to a shareholder, to the extent of the shareholder’s adjusted basis in his Shares, and then as capital gain.
HOW TO BUY FUND SHARES
Account Minimums
     The minimum initial investment for the Fund is $25,000. The minimum for subsequent investments in the Fund is $5,000. The Trust’s officers may, in their discretion, also waive or lower the account minimums: (i) for customers of a financial intermediary or investment advisor if the aggregate investments of the investment advisor or financial intermediary meet the account minimum or are believed likely to meet the account minimum in the future, or (ii) in such other circumstances that are consistent with the best interests of existing shareholders.
Methods of Buying Shares
     You may purchase Shares directly from the Fund by completing a new account application. Contact our Transfer Agent at
1-800-973-0073 or go to www.CommunityInvestmentFund.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
     By Mail
•	Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.

•	Make your check payable to “Access Capital Strategies Community Investment Fund, Inc.” The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the United States or other checks deemed to be high risk.

•	Mail your application and check to:
Access Capital
P.O. Box 2175
Milwaukee, WI 53201-2175
•	By overnight courier, send to:
Access Capital
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

     By Wire
•	To purchase Shares by wire, the Transfer Agent must have received a completed application and issued an account number to you.

Call 1-800-973-0073 for instructions prior to wiring the funds.

•	Send your investment to UMB Bank, n.a. with these instructions:
UMB Bank, n.a.
ABA# 101000695
For Credit to Access Capital Strategies Community Investment Fund, Inc.
A/C# 9871418391
For further credit to: Access Capital Strategies Community Investment Fund, Inc.;
investor account number; name(s) of investor(s); SSN or TIN
To Add to an Account
     To add to an account, you may follow any one of the following steps:
     By Mail
•	Make your check payable to the “Access Capital Strategies Community Investment Fund, Inc.”

•	Mail your application and check to:
Access Capital
P.O. Box 2175
Milwaukee, WI 53201-2175
•	By overnight courier, send to:
Access Capital
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301
     By Wire
•	Send your investment to UMB Bank, n.a. with these instructions:
UMB Bank, n.a.
ABA# 101000695
For Credit to Access Capital Strategies Community Investment Fund, Inc.
A/C# 9871418391
For further credit to: Access Capital Strategies Community Investment Fund, Inc.;
investor account number; name(s) of investor(s); SSN or TIN

Timing of Request to Buy Shares
     You may purchase the Fund’s Shares at their offering price, which is the NAV next determined after your purchase request is received in good order. All requests received in good order before 4:00 p.m., Eastern Time, on a Business Day will be executed on that same day. Requests received after 4:00 p.m., Eastern Time, on a Business Day will be processed the next Business Day at the next Business Day’s NAV. A purchase request is in “good order” if it includes a completed account application and the dollar amount of Shares to be purchased. If you are paying with federal funds (wire), your order will considered received when the Fund or its agent receives the federal funds.
     The Fund, its Advisor and its Distributor reserve the right to reject any purchase request for any reason. The Fund may accept orders to purchase Fund Shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund’s investment objectives and policies. Acceptance of such purchases will be at the Advisor’s discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.
Customer Identification
     Mutual funds, including the Fund, must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number and date of birth (as applicable). Entities such as trusts, estates, corporations and partnerships must provide other identifying information. The Fund or its agents may share identifying information with third parties for the purpose of verification. If the Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.
More in General for Processing of Transactions
     Medallion Signature Guarantees. The Fund will require the Medallion signature guarantee of each account owner in the following situations: (1) to change ownership on your account; (2) to send redemption proceeds to a different address than is currently on the account; (3) to have the proceeds paid to someone other than the account’s owner; (4) to transmit redemption proceeds by federal funds wire or automated clearinghouse to a bank other than your bank of record; (5) to change the name on your account due to marriage or divorce; (6) if a change of address request has been received by the Transfer Agent within the last 60 days; or (7) if your redemption is for $50,000 or more.
     A Medallion signature guarantee request may not be sent by facsimile. The Fund requires Medallion signature guarantees to protect both you and the Fund from possible fraudulent requests to redeem shares. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor. Medallion signature guarantee requirements also apply to certain transactions on accounts involving executors, administrators, trustees or guardians. To determine if a Medallion signature guarantee is required, please call 1-800-973-0073.

FEDERAL INCOME TAXATION
Taxation of the Fund
     The Fund intends to elect the special income tax treatment available to RICs under the Code in order to be relieved of federal tax on that part of its net investment income and realized capital gains that it distributes in a timely manner to shareholders.
     The following is a general summary of certain of the United States federal income tax laws relating to the Fund and investors in its Shares. This discussion is based on the Code, regulations, published rulings and procedures, and court decisions as of the date hereof. The tax law, as well as the interpretation thereof, is subject to change and any such change might interfere with the Fund’s ability to qualify as a RIC. This discussion does not purport to deal with all of the United States federal tax consequences applicable to the Fund or to all categories of investors, some of whom may be subject to special rules. In addition, it does not address state, local, foreign, or other taxes to which the Fund or its investors may be subject, or any proposed changes in applicable tax laws. Investors should consult their tax advisers with respect to an investment in Fund Shares.
     To be eligible for the special tax treatment accorded RICs, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and any excess of net short-term capital gain over net long-term capital losses) (“Distribution Requirement”) and must meet several additional requirements. Among the requirements are the following: (i) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in securities (“Income Requirement”); (ii) the Fund must diversify its assets so that, at the close of each quarter of the Fund’s taxable year, (a) not more than 25% of the value of its total assets is invested in the securities of a single issuer or in the securities of two or more issuers that the Fund controls under a 20% test and that are engaged in the same or similar trades or businesses or related trades or businesses and (b) at least 50% of the value of its total assets is represented by cash, cash items, government securities, securities of other RICs and other securities (with each investment in such other securities limited so that not more than 5% of the market value of the Fund’s total assets is invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer) (“Diversification Requirement”); and (iii) the Fund must file an election to be treated as a RIC.
     In general, if the Fund fails to distribute in a calendar year substantially all of its net investment income and substantially all of its capital gain net income for the one-year period ending October 31 of such year (plus any amount that was not distributed in previous taxable years), the Fund will be subject to a 4% excise tax on the retained amounts. The Fund intends generally to make distributions sufficient to avoid imposition of federal income or excise taxes, although it may not be able to do so because of the borrowing coverage requirements under the 1940 Act.

     There can be no assurance that the Fund will qualify to be taxed as a RIC. Because of coverage requirements under the 1940 Act, it may be unable to satisfy the Distribution Requirement, and the Fund may have difficulty satisfying the Diversification Requirement. If the Fund does not qualify to be taxed as a RIC, the Fund will be taxed on its net income, and, in addition, all distributions from earnings and profits, including distributions of Net Capital Gain, will be taxable, to shareholders not exempt from federal income taxation, as ordinary income. If the Fund does not qualify as a RIC during its first taxable year, or if the Fund qualifies as a RIC and thereafter fails to qualify, in order to qualify or requalify as a RIC thereafter, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Taxation of Shareholders
     If the Fund qualifies to be taxed as a RIC, distributions of net investment income and the excess, if any, of net short-term capital gains over net long-term capital losses, will be taxable to shareholders not exempt from federal income taxation as ordinary income, and are anticipated not to be eligible for the corporate dividends-received deduction. Designated distributions of the excess, if any, of Net Capital Gain will be taxable to each shareholder as long-term capital gains, without regard to how long a shareholder has held Shares of the Fund, and will not qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s earnings and profits (generally, its net investment income and net capital gain) will be treated as a tax-free return of capital to the extent of the shareholders’ basis in their Shares and thereafter as capital gain.
     The Fund will notify shareholders each year of the amount and tax status of dividends and other distributions, including the amount of any distribution of Net Capital Gain. In general, any gain or loss realized upon a taxable disposition of Shares held by a shareholder as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other Shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.
     Individuals and other taxpayers subject to limitations on miscellaneous itemized deductions are required to include in gross income an amount of certain Fund expenses relating to the production of income that are allocable to the shareholder. Such amount may be deductible by an individual shareholder as a miscellaneous itemized deduction to the extent such miscellaneous itemized deductions exceed 2% of adjusted gross income. Banks and other incorporated entities (other than S corporations) are not required to include these expenses in gross income.
     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual or other non-exempt shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. An individual’s taxpayer identification number is his or her social security number.

     Under the periodic repurchase program, a redemption may be treated for federal income tax purposes as a sale or exchange of the Shares redeemed, a dividend, or a return of capital (or in part a dividend and in part a return of capital). The redemption will be treated as an exchange if it is not essentially equivalent to a dividend, if it is a “substantially disproportionate” redemption, or if it is a termination of the shareholder’s interest. The redemption will be treated as “substantially disproportionate” if the ratio that Shares owned by the redeeming shareholder immediately after the redemption bears to all of the Shares of the Fund at such time is less than 80% of the ratio that such shareholder’s Shares immediately before the redemption bears to all of the Fund’s Shares at such time.
     If a shareholder’s redemption under the periodic repurchase program is not eligible for treatment as an exchange as described above, and if the redemption is not treated as an isolated redemption, the Fund’s shareholders that redeem either no Shares or a smaller percentage of their Shares and whose relative interest in the Fund increased in connection with the redemption will be treated as receiving a distribution with respect to their Shares. The redemptions so treated and any deemed distributions to such other shareholders, along with regular cash distributions, will be treated as dividends to the extent of the Fund’s current and accumulated earnings and profits. Thereafter, such actual and deemed distributions will be treated as a return of capital, with basis reduction to the extent thereof, and then as gain.
     Unless the Fund determines conclusively that a redemption is not eligible for treatment as an exchange for the reasons described above, it will not treat the redemption or any related deemed distribution as a dividend for purposes of satisfying the Distribution Requirement. It is not expected that the Fund will possess sufficient information to make this determination with respect to any redemption under the periodic repurchase program. It is therefore possible that it will later be determined that actual distributions made by the Fund should have been treated by shareholders as a return of capital or as gain.
CONFLICTS OF INTEREST
     Transactions by Other Clients. The Manager’s and the Sub-Manager’s services to the Fund are not exclusive. Neither Access nor Voyageur is prohibited under the Management Agreement or the Sub-Management Agreement from establishing additional investment entities that will engage in similar transactions as the Fund.
     To the extent that portfolios of other funds advised by the Manager or Sub-Manager desire to invest in opportunities available to the Fund, such opportunities will be allocated among the Fund and such other funds in a manner deemed fair and equitable considering all of the circumstances in accordance with procedures approved by the Board (including a majority of the non-interested directors). The participation by such other funds in the community investment market could make it more difficult for the Fund to acquire such private placement debt securities on attractive terms.

     Indemnification and Exculpation. The Fund’s Articles of Incorporation provide for indemnification of directors, officers, employees, and agents (including the Manager) of the Fund to the full extent permitted by Maryland law and the 1940 Act, including the advance of expenses and reasonable counsel fees. The Articles of Incorporation also contain a provision eliminating personal liability, to the extent allowed by the 1940 Act, of a Fund director or officer or its shareholders for monetary damages for certain breaches of their duty of care.
     Election of Non-interested Directors. As required by the 1940 Act, a majority of the Fund’s directors are non-interested directors. As of March 28, 2006, all four directors of the Fund have been elected by shareholders. The four directors were elected at an annual meeting of shareholders held on March 28, 2006. The Fund does not hold annual shareholder meetings unless scheduled by the Board, and directors serve in such capacity until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. See “General” subsection under “Description of Shares.”
     Effect of Borrowing. The Management Fee is based on the value of the Fund’s average gross monthly assets less accrued liabilities, other than indebtedness for borrowing. Thus, the Management Fee is calculated on assets including assets purchased with borrowed funds. Therefore, decisions by the Manager to cause the Fund to borrow additional funds will increase the amount of the Management Fee. The Fund’s overall borrowing limits, however, are set by the 1940 Act and also by the Board in the light of its fiduciary duty to the shareholders. See “Investment Program — General” subsection under “Investment Objective and Policies.”
NET ASSET VALUE
     The value of the private placement debt securities and other assets in the Fund’s portfolio is determined daily and at such other times as the Board believes circumstances warrant. The Fund is valued based on the specific pricing methodology provided by the Manager or the Sub-Manager for each particular security in accordance with procedures approved by the Board. Under certain circumstances, State Street, acting on behalf of the Fund’s Board, obtains prices from an independent pricing agent as described below.
     Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the bid quotations. If no such bid prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board. Promissory Notes are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Portfolio securities for which the principal market is not a securities exchange and the Fund can obtain a price from an independent pricing agent are valued by the Fund’s accounting service provider at a price obtained from the independent pricing agent and adjusted by the accounting service provider to reflect the CRA premium indicated by the independent pricing agent. Portfolio securities for which the principal market is not a securities exchange and the Fund cannot obtain a price from an independent pricing agent, are valued at their respective fair market values by the Fund’s Pricing Committee, with the assistance of Voyageur.

     Financial futures contracts are stated at market value. All other assets and securities including securities for which market quotations are not readily available are valued at their fair value as determined in good faith under the general supervision of the Board. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, the close of the market on which such securities trade) and the close of business on the New York Stock Exchange. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Board, or by the Fund’s investment manager, Access, or its sub-manager, Voyageur, using a pricing service and/or procedures approved by the Board.
     The Fund’s independent registered public accounting firm may review and express an opinion on the reasonableness of the procedures applied by the Board and/or State Street in valuing such assets and the appropriateness of the underlying documentation, but determinations of fair value involve subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current standards, the independent registered public accounting firm’s opinion on the Fund’s financial statements in its annual report is expected to be rendered subject to the possible effect on the financial statements of such valuations.
     NAV per Share generally will be determined daily. In addition, to comply with a provision of the 1940 Act that Shares not be sold at a price below NAV without shareholder approval, NAV per Share must be determined as of a date within 48 hours (excluding Saturdays, Sundays, and holidays) before Shares are sold (including sales pursuant to capital calls). See “The Offering.” NAV per Share will be determined by dividing the value of the portfolio investments held by the Fund, plus cash and other assets (including interest and dividends accrued but not yet received and earned discount minus all liabilities including expenses and fees) by the total number of Shares outstanding at that time.

DESCRIPTION OF SHARES
General
     Shareholder Rights. All Shares participate equally in dividends and distributions and in the proceeds of any liquidation. Shares have no preference, conversion, exchange, or cumulative voting rights.
     The Fund will not hold annual shareholder meetings unless scheduled by the Board of Directors. If an annual meeting of shareholders is held, shareholders shall elect the board of directors and transact such other business as may be required by law or as may properly come before the meeting. Except as otherwise required under the 1940 Act, voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the common stock. Shareholders are entitled to one vote per Share on all matters submitted to shareholder vote.
     The Fund will not issue Share certificates. The ownership of noncertificated Shares will be recorded on a stock ledger maintained by the Fund’s Transfer Agent. At the time of issue or registration of transfer of any noncertificated Shares, the Fund will deliver to the registered holder of such Shares a nontransferable statement of ownership specifying the number and class of Shares being issued or offered and certain other information. The Fund’s Articles of Incorporation provide that each holder of Shares will be required upon demand, to disclose to the Fund such information with respect to direct or indirect holdings of Shares as is deemed necessary to comply with provisions of the Code applicable to the Fund, to comply with requirements of any other appropriate taxing authority, or to comply with the provisions of the 1940 Act or the Employment Retirement Income Security Act of 1974 (“ERISA”).
Transfer Agent
     Prior to June 1, 2001, the Fund acted as its own transfer agent. Effective as of June 1, 2001, the Fund entered into a transfer agency agreement pursuant to which Merrill Lynch Alternative Investments LLC (formerly known as Merrill Lynch Investment Partners, Inc.) (“MLAI”), an affiliate of the Sub-Manager, became the transfer agent for the Shares of the Fund. Effective on or around August 1, 2006, the Fund began to use UMB, for its transfer agent services instead of MLAI.
     Pursuant to the UMB transfer agency agreement, UMB is responsible for the issuance, transfer, and tender of Shares and the opening and maintenance of shareholder records.
Limitation of Directors and Officers Liability; Indemnification
     The corporation law of the State of Maryland, under which the Fund is incorporated, permits the articles of incorporation of a Maryland corporation to include a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, subject to specified restrictions. The law does not, however, allow the liability of directors and officers to the corporation or its stockholders to be limited to the extent that (i) it is proved that the person actually received an improper benefit or profit or (ii) a judgment or other final adjudication is entered in a proceeding based on a finding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the process.

The Articles of Incorporation of the Fund contain a provision limiting the liability of the directors and officers of the Fund and its shareholders to the fullest extent permitted from time to time by the laws of Maryland (but not in violation of the 1940 Act). The Maryland corporation law also permits a corporation to indemnify its directors, officers and agents, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that the act or omissions of the party seeking to be indemnified was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, or the party actually received an improper personal benefit, or, in the case of any criminal proceeding, the party had reasonable cause to believe that the act or omission was unlawful.
     The Fund’s Articles of Incorporation and Bylaws require the Fund to indemnify its directors, officers, and agents (including the Manager) to the fullest extent permitted from time to time by the laws of Maryland, subject to the limitations on indemnification under the 1940 Act. The Fund’s Bylaws provide that the Fund may purchase and maintain insurance on behalf of any person who is or was a director, officer, or agent of the Fund against any liability asserted against that person and incurred by that person in or arising out of his or her position, whether or not the Fund would have the power to indemnify him or her against such liability; provided that no such insurance purchased will protect or purport to protect any officer or director against liabilities for willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.
CUSTODIAN
     The Fund’s Custodian is State Street Bank and Trust Company. The address of the Custodian is 1776 Heritage Drive, North Quincy, MA 02171.
UNDERWRITING
     The Fund’s Underwriter is UMB Distribution Services, LLC. The address of the Distributor is 803 W. Michigan Street, Suite A, Milwaukee, Wisconsin 53233. The Underwriter’s compensation is 0.01% of the dollar value of the purchase price.
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
     The transfer agent, dividend disbursing agent, and registrar for the Fund’s shares is UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.
ACCOUNTING SERVICES PROVIDER
     State Street Bank and Trust Company provides certain accounting services for the Fund. The address of the Accounting Services Provider is 500 College Road East, Princeton, NJ 08540.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Deloitte & Touche llp is the Fund’s independent registered public accounting firm. The audited financial statements of the Fund and certain of the information appearing under the caption “Financial Highlights” included in this prospectus have been audited by Deloitte & Touche llp for the periods indicated in its report with respect thereto. Deloitte & Touche llp has an office at 750 College Road East, Princeton, NJ 08540.
LEGAL MATTERS
     Wilmer Cutler Pickering Hale and Dorr, LLP (“WCPHD”), 1875 Pennsylvania Avenue, NW, Washington, DC 20006, serves as counsel to the Fund. Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by WCPHD.
ADDITIONAL INFORMATION
     The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information can be inspected and copied at the public reference facilities of the Commission at 100 F Street, NE, Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such materials can be obtained from the public reference section of the Commission at 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.
     Additional information regarding the Fund is contained in the Registration Statement on Form N-2 including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.
     The following table sets forth, as of October 2, 2006 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Shareholder	Number of Shares	Percent of Class

Massachusetts Pension	8,343,293.58	17.17%
Reserve Investment Trust
84 State Street
Boston, MA 02109

Merrill Lynch Community	5,899,252.15	12.14%
Development Company LLC
4 World Financial Center
New York, NY 10080
None of the Fund’s Directors owns Shares. None of the executive officers of the Manager owns Shares. The Manager owns 119.516 Shares of the Fund, or about 0.02%.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM AND EXPERTS
     The Fund’s audited financial statements, including the report of the independent registered public accounting firm, are incorporated herein by reference to the Fund’s annual report for the year ended May 31, 2006, as filed with the SEC on Form N-CSR on August 10, 2006 (file no. 811-21889).

60